                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement         [ ]  Confidential, for use of the
[X]  Definitive proxy statement               Commission only (as permitted by
[ ]  Definitive additional materials          Rule 14a-6(e)(2))
[ ]  Soliciting material pursuant to Rule 14a-11(C)or Rule 14a-12


                           CDW Computer Centers, Inc.
        -----------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5) Total fee paid:

     ---------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

     ---------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     ---------------------------------------------------------------------------
     (2) Form, schedule or registration statement number:

     ---------------------------------------------------------------------------
     (3) Filing party:

     ---------------------------------------------------------------------------
     (4) Date filed:

     ---------------------------------------------------------------------------

                                   NOTICE OF

                                ANNUAL MEETING

                                OF SHAREHOLDERS

                                      AND

                                PROXY STATEMENT


                                 MAY 22, 2002


                          CDW Computer Centers, Inc.
                          200 North Milwaukee Avenue
                         Vernon Hills, Illinois 60061




                          CDW COMPUTER CENTERS, INC.

                                --------------

                          CDW Computer Centers, Inc.
                          200 North Milwaukee Avenue
                         Vernon Hills, Illinois 60061



                                                                 April 12, 2002




Dear Fellow Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of CDW Computer Centers, Inc. ("CDW") scheduled for 6:00 p.m. on Wednesday, May 22, 2002, at CDW's office located at 26125 North Riverwoods Drive, Mettawa, Illinois 60045.

         The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

         I believe the annual meeting provides an excellent opportunity for you to become better acquainted with CDW and our management team. Members of the Board of Directors, management and I look forward to personally greeting those shareholders who are able to attend the Annual Meeting.

         Please be sure to sign and return the enclosed proxy card whether or not you plan to attend the meeting so that your shares will be voted. You may revoke your proxy by a later dated proxy or vote in person at the meeting, if you prefer. The Board of Directors and I thank you for your continued support and hope that you will attend the meeting.


                                                               Sincerely yours,


                                                               John A. Edwardson
                                                               Chairman

                           CDW COMPUTER CENTERS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 2002
                                ---------------

         The Annual Meeting of Shareholders of CDW Computer Centers, Inc. (the "Company" or "CDW") will be held at 6:00 p.m. on Wednesday, May 22, 2002 at CDW's office located at 26125 North Riverwoods Drive, Mettawa, Illinois 60045 for the purpose of considering and voting on:

1. The election of ten directors. Management's nominees are named in the accompanying Proxy Statement.
2. The ratification of the selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for the Company for the year ending December 31, 2002.
3. The approval and ratification of the amendment to the CDW 2000 Incentive Stock Option Plan pertaining to the option grants made to Non-Employee Directors.
4.   The approval and ratification of the CDW Employee Stock Purchase Plan.
5. Such other business as may properly come before the meeting and all adjournments thereof.

         The Board of Directors has fixed April 5, 2002 as the record date for determining the shareholders of the Company entitled to notice of and to vote at the meeting. Only holders of record of the Company's stock at the close of business on such date will be entitled to notice of and to vote at such meeting and all adjournments.

         YOUR VOTE IS IMPORTANT TO CDW. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, UNLESS YOU INTEND TO VOTE IN PERSON AT THE MEETING. Giving your proxy now will not affect your right to vote in person if you attend the meeting.

         Your signed and dated proxy card should be returned to:

                                 51 Mercedes Way
                            Edgewood, New York 11717

                                                Christine A. Leahy
                                                Vice President, General Counsel
                                                and Corporate Secretary

Vernon Hills, Illinois
April 12, 2002

                          YOUR VOTE IS IMPORTANT TO CDW
YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING.

                           CDW Computer Centers, Inc.
                           200 North Milwaukee Avenue
                          Vernon Hills, Illinois 60061



                                 PROXY STATEMENT

                          ANNUAL MEETING - MAY 22, 2002



Information Regarding Proxies

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CDW Computer Centers, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders on Wednesday, May 22, 2002 (the "Annual Meeting of Shareholders" or "Annual Meeting") and at any and all adjournments thereof.

         This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 18, 2002. The cost of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, some of the directors, officers and regular employees of the Company may, without extra compensation, solicit proxies by telephone, e-mail, facsimile, telegraph and personal interview. Arrangements will be made with brokerage houses, custodians, nominees and other fiduciaries to send proxy material to their principals and the Company will reimburse them for postage and clerical expense in doing so.

         Votes cast by proxy or in person at the Annual Meeting of Shareholders will be tabulated by the election inspectors appointed for the meeting and they will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not-voted for purposes of determining the approval of any matter submitted to the shareholders for a vote. Accordingly, an abstention will have the same effect as a vote against such matter. Shares as to which proxies have been executed will be voted as specified in the proxies. If no specification is made in an otherwise properly executed proxy, the shares will be voted "FOR" the election of management's nominees as directors and "FOR" the other proposals listed. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         Proxies may be revoked at any time prior to the exercise thereof by filing with the Secretary of the Company, at the Company's executive offices, a written revocation or a duly executed proxy bearing a later date. The executive offices of the Company are located at 200 North Milwaukee Avenue, Vernon Hills, Illinois 60061.

            Unless otherwise indicated, all information provided herein is given as of the date hereof.

Voting Securities

         The securities of the Company entitled to be voted at the meeting consist of shares of its Common Stock, $0.01 par value ("Common Stock"). Each share of Common Stock is entitled to one vote on all matters. On April 5, 2002 (the "Record Date"), 85,949,156 shares of Common Stock were issued and outstanding. In addition, 3,047,500 shares are held in Treasury by the Company and are deemed issued but not outstanding.

         Only shareholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the meeting. There are no cumulative voting rights. A properly executed proxy marked "WITHHELD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining the existence of a quorum.

         Assuming a quorum is present in person or by proxy, the affirmative vote of a majority of the votes represented in person or by proxy and entitled to vote is required for election of the directors and ratification of the independent accountant.

Shareholder Proposals

         Any shareholder desirous of including any proposal in the Company's proxy soliciting material for the next regularly scheduled Annual Meeting of Shareholders (for the year ending December 31, 2002) must submit his or her proposal, in writing, directed to the Company's executive offices not later than December 19, 2002. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities Exchange Act of 1934, as amended, in order for such proposal to be considered for inclusion in the 2003 Proxy Statement.

         In addition, pursuant to the rules and regulations of the Securities and Exchange Commission, at the Company's 2003 Annual Meeting of Shareholders the proxy holders appointed by the Company may exercise discretionary authority when voting on a shareholder proposal properly presented at such meeting that is not included in the Company's proxy statement for such meeting if such proposal is received by the Company after March 4, 2003. If notice of a shareholder proposal is received by the Company on or prior to such date and such proposal is properly presented at the 2003 Annual Meeting but not included in the Company's proxy statement for such meeting, the proxy holders appointed by the Company may exercise discretionary authority if in such proxy statement the Company advises shareholders of the nature of such proposal and how the proxy holders appointed by the Company intend to vote on such proposal, unless the shareholder submitting such proposal satisfies certain requirements of the Securities and Exchange Commission, including the mailing of a separate proxy statement to the Company's shareholders.

         All shareholder proposals should be directed to the Secretary of the Company.

Security Ownership

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock at March 31, 2002, except where noted below, by: (i) each person or group that is known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock; (ii) each director and director nominee of the Company; (iii) each of the Named Officers (as herein defined); and (iv) all directors, director nominees and executive officers of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective shareholders to the Company.

                                                                                                COMMON STOCK
                                                                                        -------------------------------
                                                                                          Amount and
                                                                                           Nature of           Percent
                                                                                          Beneficial          of Common
Name of Beneficial Owner                                                                  Ownership             Stock
------------------------                                                                --------------        ---------
Michael  P. Krasny (1) (2)                                                                 26,312,193            30.4%

Putnam Investments L.L.C. (3)                                                               6,828,640             7.9%

FMR Corp. (4)                                                                               5,482,190             6.3%

Gregory C. Zeman (1) (5)                                                                      960,764             1.1%

John A. Edwardson (6)                                                                         520,000                *

Daniel B. Kass (7)                                                                            536,276                *

Harry J. Harczak, Jr. (8)                                                                      48,684                *

James R. Shanks (9)                                                                            63,425                *

Michelle L. Collins (10)                                                                       55,916                *

Casey G. Cowell                                                                               137,740                *

Donald P. Jacobs                                                                                    0                *

Brian E. Williams                                                                               2,418                *

Terry L. Lengfelder                                                                             1,000                *

Daniel S. Goldin                                                                                    0                *

All directors, director nominees and executive officers as a group (18 persons) (11)       27,231,811            31.5%

*     Less than 1%
(1) The address for Messrs. Krasny and Zeman is the executive office of the Company.
(2) Includes 1,493,240 shares remaining subject to the MPK Stock Option Plan (all of which shares are also included in the holdings of Messrs. Zeman and Kass above), 294,141 shares remaining subject to the MPK Restricted Stock Plan and 37,861 shares owned by Mr. Krasny's minor stepson.
      Mr. Krasny disclaims beneficial ownership with respect to the shares subject to the MPK Stock Option Plan and the MPK Restricted Stock Plan.
(3) The address of Putnam Investments L.L.C. is One Post Office Square, Boston, MA 02109. The number of shares held was obtained from the holder's Schedule 13G filing with the Securities and Exchange Commission dated February 13, 2002.
(4) The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109. The number of shares held was obtained from the holder's Schedule 13G filing with the Securities and Exchange Commission dated February 13, 2002.
(5) Includes 958,864 shares issuable pursuant to non-forfeitable options granted under the MPK Stock Option Plan out of Mr. Krasny's own shares. As of March 31, 2002 options for 330,214 shares are exercisable and the remaining 628,650 options become exercisable on December 31, 2002. Additional shares may be exercised proportionately to any shares sold by Mr. Krasny from his holdings. All options granted to Mr. Zeman under the MPK Stock Option Plan will become exercisable in the event that Mr. Zeman terminates his employment with the Company. These shares are also reported as being beneficially owned by Mr. Krasny. Also includes options, exercisable as of March 31, 2002 or within 60 days thereafter, to acquire 1,900 shares of Common Stock granted pursuant to the 2000 CDW Incentive Stock Option Plan.
(6) Includes 100,000 shares of restricted stock granted on January 28, 2001 that vest at the rate of 25,000 shares on each of the first four anniversaries of such grant date and options exercisable as of March 31, 2002 or within 60 days thereafter, to acquire 320,000 shares of Common Stock granted pursuant to the 2000 CDW Incentive Stock Option Plan.
(7) Includes 534,376 shares issuable pursuant to options granted under the MPK Stock Option Plan out of Mr. Krasny's own shares. As of March 31, 2002 options for 401,026 shares are exercisable and the remaining

      133,350 options become exercisable on December 31, 2002. Additional shares may be exercised proportionately to any shares sold by Mr. Krasny from his holdings. All options granted to Mr. Kass under the MPK Stock Option Plan will become exercisable in the event that Mr. Kass terminates his employment with the Company. These shares are also reported as being beneficially owned by Mr. Krasny. Also includes options, exercisable as of March 31, 2002 or within 60 days thereafter, to acquire 1,900 shares of Common Stock granted pursuant to the 2000 CDW Incentive Stock Option Plan.
(8) Includes options, exercisable as of March 31, 2001 or within 60 days thereafter, to acquire 9,851 shares of Common Stock granted pursuant to the CDW Incentive Stock Option Plan, 9,125 shares of Common Stock granted pursuant to the 1996 CDW Incentive Stock Option Plan, 21,000 shares of Common Stock granted pursuant to a 1996 Nonstatutory Stock Option Agreement and 1,900 shares of Common Stock granted pursuant to the 2000 CDW Incentive Stock Option Plan.
(9) Includes options, exercisable as of March 31, 2001 or within 60 days thereafter, to acquire 5,525 shares of Common Stock granted pursuant to the CDW Incentive Stock Option Plan, 6,000 shares of Common Stock granted pursuant to the 1996 CDW Incentive Stock Option Plan, 50,000 shares of Common Stock granted pursuant to a 1996 Nonstatutory Stock Option Agreement and 1,900 shares of Common Stock granted pursuant to the 2000 CDW Incentive Stock Option Plan.
(10) Includes options, exercisable as of March 31, 2001 or within 60 days thereafter, to acquire 53,916 shares of Common Stock granted pursuant to the CDW Director Stock Option Plan.
(11) For purposes of computing the aggregate number of shares owned by directors and officers of the Company as a group, shares of Common Stock beneficially owned by more than one officer are counted only once.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission thereunder require the Company's executive officers and directors and persons who own more than ten percent of the Company's stock, as well as certain affiliates of such persons, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Executive officers, directors and persons owning more than ten percent of the Company's stock are required by the Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations that no other reports were required for those persons, the Company believes that, except as noted below, during the year ended December 31, 2001, all persons subject to
Section 16(a) were in compliance with all Section 16(a) filing requirements. Brian Williams inadvertently failed to file a Form 5 to report the donation of 182 shares of CDW Computer Centers, Inc. within the prescribed time requirement.

Annual Report and Form 10-K

         The 2001 Annual Report of the Company, which includes financial statements for the years ended December 31, 2001, 2000 and 1999, has been mailed with this Proxy Statement to shareholders of record on the Record Date. The Annual Report does not constitute a part of the proxy material. A copy of the Company's Report on Form 10-K for the year ended December 31, 2001, including the financial statements and the financial statement schedule, as filed with the Securities and Exchange Commission, is available to shareholders and may be obtained by writing to the Secretary at the Company's executive offices.

                                   PROPOSAL 1
                                   ----------

                              Election of Directors
                              ---------------------

         The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating activities. Members of the Board are kept informed of the Company's business by various reports and documents sent to them on a regular basis, including operating and financial reports made at Board and Committee meetings by the Chairman and other officers.

         Ten directors, nine of whom are members of the present Board of Directors, are recommended for election at the Annual Meeting. All directors serve until the annual meeting next following their election and until their successors have been elected. There are no family relationships between or among any directors of the Company.

         All of the nominees have consented to serve if elected and the Company has no reason to believe that any of the named nominees will be unable to serve. Correspondence may be directed to nominees at the Company's executive offices. Unless otherwise directed, the persons named as proxies intend to vote in favor of the election of all nominees.

Nominees for Election to Board of Directors

         Set forth below is certain information concerning the nominees for election to the Board of Directors of the Company.

                  Name                          Age        Position(s) with the Company
                  ----                          ---        ----------------------------
Michelle L. Collins.....................        42         Director
Casey G. Cowell.........................        49         Director
John A. Edwardson.......................        52         Chairman of the Board and Chief Executive Officer
Daniel S. Goldin........................        61         Director Nominee
Donald P. Jacobs.......................         74         Director
Daniel B. Kass..........................        45         Director and Executive Vice President
Michael P. Krasny.......................        48         Director
Terry L. Lengfelder.....................        64         Director
Brian E. Williams.......................        51         Director
Gregory C. Zeman........................        43         Director and Advisor


         Michelle L. Collins serves as a director. Ms. Collins is managing director of Svoboda, Collins, L.L.C., a $150 million private equity firm. From 1992 through January 1998, Ms. Collins was a principal at William Blair & Company, L.L.C. Ms. Collins became a director of our company in April 1996 and currently serves on the Audit Committee and the Compensation and Stock Option Committee. Ms. Collins has been a member of the Board of Directors of Coldwater Creek, Inc. since January 1998. Ms. Collins is also a director of several civic organizations and private companies. Ms. Collins is a 1982 graduate of Yale University and a 1986 graduate of the Harvard Graduate School of Business.

         Casey G. Cowell serves as a director. Mr. Cowell is Chairman and principal owner of Durandal, Inc., a holding company for a number of diversified private companies. Previously, Mr. Cowell co-founded U.S. Robotics, one of the world's leading suppliers of data communications products and systems. He served as Chairman and Chief Executive Officer of U.S. Robotics from its inception in 1976 until its acquisition by 3Com in June 1997. Mr. Cowell became a director of our company in November 1999 and currently serves on the Compensation and Stock Option Committee. Mr. Cowell serves on the Board of Directors of Curious Networks, Xor, Inc., Northwestern Memorial Hospital and the Illinois Coalition. Mr. Cowell is a member of the Board of Trustees for the Golden Apple Foundation and the University of Chicago and a governing member of the Chicago Symphony. Mr. Cowell is a 1975 graduate of the University of Chicago.

         John A. Edwardson serves as our Chairman of the Board of Directors and Chief Executive Officer.

Mr. Edwardson joined the Company in January 2001. Prior to joining the Company, Mr. Edwardson served as Chairman and Chief Executive Officer of Burns International Services Corporation from 1999 until 2000. Mr. Edwardson previously served as a director (1994-1998), President (1994-1998) and Chief Operating Officer (1995-1998) of UAL Corporation and United Airlines. Mr. Edwardson served as Executive Vice President and Chief Financial Officer of Ameritech Corporation from 1991 until 1994. Mr. Edwardson currently serves on the Board of Directors of Household International and Focal Communications Corporation and serves on the Board of Trustees of Purdue University. Mr. Edwardson is a 1971 graduate of Purdue University where he earned a Bachelor of Science in Industrial Engineering and a 1972 graduate of the University of Chicago where he earned a Masters Degree in Business Administration.

         Daniel S. Goldin is a nominee for election to the Company's Board of Directors. Mr. Goldin is a Senior Fellow at the Council on Competitiveness, an organization of leading corporate chief executives and research university presidents dedicated to the improvement of American competitiveness. In November 2001, Mr. Goldin stepped down as the longest serving Administrator in the history of NASA. In his decade-long leadership of America's Space Program, he directly served three different U.S. presidents. Prior to his service to our nation, Mr. Goldin was Vice President and General Manager of TRW's Space and Technology Group, a supplier of cutting edge technology to the government and private sectors. Mr. Goldin is a member of the National Academy of Engineering and a Fellow of the American Institute of Aeronautics and Astronautics. He obtained a Bachelor of Science degree in Mechanical Engineering from the City College of New York and is a graduate of the Executive Management program of UCLA.

         Donald P. Jacobs serves as a director. Mr. Jacobs is the Gaylord Freeman Distinguished Professor of Banking and Dean Emeritus of the J. L. Kellogg Graduate School of Management and has been a member of the Kellogg faculty since joining the school in 1957. Mr. Jacobs became a director of our company in November 1999 and currently serves on the Audit and Corporate Governance Committees. He serves on the Board of Directors of several corporations, including Hartmarx, ProLogis Trust and Terex Corporation. Mr. Jacobs is a graduate of Roosevelt University where he earned a Bachelor of Arts degree in Economics in 1949 and a graduate of Columbia University where he earned a Master of Arts degree in Economics in 1951 and a Doctorate in Economics in 1956. Mr. Jacobs has received numerous honorary degrees from prestigious national and international universities.

         Daniel B. Kass serves as a director and as our Executive Vice President. Mr. Kass joined the Company in November 1987 as an Account Manager. He served as Sales Manager from January 1989 through December 1990. Mr. Kass became Vice President - Operations in January 1991, a director of our company in March 1993, Vice President - Sales in January 1996, and served as Executive Vice President - Sales from January 2000 until January 2002. Mr. Kass is a 1981 graduate of Southern Illinois University where he earned a Bachelor of Science degree in Journalism.

         Michael P. Krasny is the founder of our company and currently serves as a director. He is also a member of the Corporate Governance Committee. Mr. Krasny served as Chairman of the Board and Chief Executive Officer from our company's inception through May 2001 and January 2001, respectively, and served as President from our company's incorporation through December 1990. Mr. Krasny is a 1975 graduate of the University of Illinois where he earned a Bachelor of Science degree in Finance.

         Terry L. Lengfelder serves as a director. Mr. Lengfelder became a director of our company in May 2001 and currently serves on the Audit and Corporate Governance Committees. Mr. Lengfelder is a retired partner of Andersen (formerly Arthur Andersen LLP), where he served as a regional managing partner and in various other assignments from 1972 to 1998. Mr. Lengfelder also served as Chairman of the Board of Partners of Andersen Worldwide in 1993 and 1994. Mr. Lengfelder has been a member of the Board of Directors of Lanoga Corporation since 1999. Mr. Lengfelder served on the Board of Directors of Burns International Services Corporation from 1999 until 2000 and was chairman of the Finance and Audit Committee. Mr. Lengfelder is a 1961 graduate of Washington University with a Bachelor of Science degree in Business Administration.

         Brian E. Williams serves as a director. Mr. Williams is President and Chief Executive Officer of Element

79 Partners, a full service advertising agency. Prior to joining Element 79 Partners in 2001, Mr. Williams was President of Foote, Cone & Belding Chicago, an advertising firm. Prior to 1998, Mr. Williams was an Executive Vice President at Leo Burnett Company, also an advertising firm. Mr. Williams became a director of our company in January 2000 and currently serves on the Compensation and Stock Option Committee. He serves on the Board of Directors of Element 79 Partners and serves on the Board of Trustees of Children's Memorial Hospital in Chicago, Illinois. Mr. Williams earned his Bachelor of Arts degree from Dartmouth College in 1972 and is a 1975 graduate of Northwestern University's J. L. Kellogg Graduate School of Management.

         Gregory C. Zeman serves as a director and is employed as an advisor. Mr. Zeman has been with the Company, serving in varying capacities, since March 1987. Mr. Zeman served as our Vice-Chairman from January 2001 until January 2002, and as our President from January 1991 until January 2001. Prior to becoming President, Mr. Zeman served as an Account Manager, Sales Manager, Purchasing Manager and Vice President of Sales, Purchasing and Marketing. Mr. Zeman became a director of our company in June 1990. Mr. Zeman is a 1983 graduate of Marquette University where he earned a Bachelor of Science degree in Computational Math.

Board of Directors Meetings and Committees

         Regular meetings of the Board of Directors of the Company are conducted quarterly. From time to time, special meetings of the Board of Directors are conducted. The Board of Directors had four regular meetings and three special meetings during the year ended December 31, 2001.

         The Audit Committee is currently comprised of Ms. Collins and Messrs. Jacobs and Lengfelder. Each member of the Audit Committee is "independent," as such term is defined in the listing standards of the National Association of Securities Dealers. The Audit Committee's primary duties and responsibilities are set forth in the Audit Committee Charter, a copy of which was filed with the Securities and Exchange Commission with the Company's 2001 Proxy Statement. The Audit Committee held four regular meetings during the year ended December 31, 2001 and met quarterly via a telephonic conference call with management and the independent auditors to review financial results prior to public release. See "Report of the Audit Committee."

         The Compensation and Stock Option Committee is currently comprised of Ms. Collins and Messrs. Cowell and Williams. The functions performed by the Compensation and Stock Option Committee include approval of the Chief Executive Officer's compensation; review and approval of the terms of performance-based compensation programs for officers; review and certification of amounts due under performance-based compensation programs for officers; review and approval of compensation and/or adjustments thereto for other officers and employees to the extent requested by the Chief Executive Officer or otherwise required by the terms of existing employment agreements; and review and approval of the terms of stock option grants. The Compensation and Stock Option Committee had three regular meetings during the year ended December 31, 2001. See "Report of the Compensation and Stock Option Committee."

         The Corporate Governance Committee is currently comprised of Messrs. Jacobs, Krasny and Lengfelder. The Corporate Governance Committee advises the Board on corporate governance issues and makes recommendations to the Board regarding the adoption of best practices most appropriate for the governance of the affairs of the Board. The Corporate Governance Committee had one regular meeting during the year ended December 31, 2001.

Management

         Set forth below are the names, ages and titles of each executive officer of the Company. Executive officers are elected by and serve at the discretion of the Board of Directors until their successors are duly chosen and qualified.

                  Name                          Age        Position(s) with the Company
                  ----                          ---        ----------------------------
John A. Edwardson.......................        52         Chairman of the Board and Chief Executive Officer
Harry J. Harczak, Jr....................        45         Executive Vice President - Sales
Daniel B. Kass..........................        45         Executive Vice President and Director
James R. Shanks.........................        37         Executive Vice President and President, CDW Government, Inc.
Douglas E. Eckrote......................        37         Senior Vice President - Purchasing and Operations
Barbara A. Klein........................        47         Senior Vice President and Chief Financial Officer
Arthur S. Friedson ....................         47         Vice President - Coworker Services
Joseph K. Kremer .......................        37         Vice President - Marketing
Christine A. Leahy......................        37         Vice President, General Counsel and Corporate Secretary
Jonathan J. Stevens.....................        32         Vice President and Chief Information Officer


         See "Election of Directors-Nominees for Election to Board of Directors" for the discussion of Messrs. Edwardson and Kass.

         Harry J. Harczak, Jr. serves as our Executive Vice President - Sales. Mr. Harczak served as our Chief Financial Officer from May 1994 until January 2002. Mr. Harczak also served the Company as Treasurer from 1998 until January 2002 and Secretary from 2000 until January 2002. Mr. Harczak was appointed our Executive Vice President Corporate Strategy in June 2001. Prior to joining the Company, Mr. Harczak was an audit partner in the accounting firm of Coopers & Lybrand L.L.P. where he worked since 1978. Mr. Harczak is responsible for our sales force serving the corporate customer segment, and is also responsible for our sales recruiting and training functions. He is a 1978 graduate of DePaul University, where he earned a Bachelor of Science degree in Accounting, and a 1995 graduate of the University of Chicago Executive Program, where he earned a Masters of Business Administration. Mr. Harczak is a certified public accountant.

         James R. Shanks serves as our Executive Vice President and President of CDW Government, Inc., or CDW-G, our wholly-owned subsidiary serving the public sector. Mr. Shanks joined the Company in 1993 as Director of Information Technology, was appointed Vice President - Information Systems in 1996 and served as Chief Information Officer from 1999 until 2001. Prior to joining the company, Mr. Shanks was employed by American Hotel Register from January 1985 to August 1993 as Manager of Information Systems. Mr. Shanks is a 1991 graduate of Barat College where he earned a Bachelor of Science degree in Computer Information Systems and a 1996 graduate of Northwestern University's
J. L. Kellogg Graduate School of Management.

         Douglas E. Eckrote serves as our Senior Vice President - Purchasing and Operations. Mr. Eckrote joined the Company in January 1989 and since that time has served as an Account Manager, Sales Manager and Director of Operations. Mr. Eckrote was appointed Vice President - Operations in January 1999 and Senior Vice President - Purchasing in April 2001. Mr. Eckrote has primary responsibility for product acquisition, managing vendor relationships and the Company's warehousing, distribution and technical service functions. He is a 1986 graduate of Purdue University where he earned a Bachelor of Science degree in Agricultural Sales and Marketing.

         Barbara A. Klein serves as our Senior Vice President and Chief Financial Officer. Ms. Klein joined the Company in February 2002 and is responsible for financial planning and analysis, accounting, SEC reporting, budgeting, treasury, tax, risk management, internal audit, investor relations, and corporate development and strategy. Prior to joining the Company she served as Vice President, Finance and Chief Financial Officer of Dean Foods Company. Prior to Dean Foods, Ms. Klein served as Vice President and Corporate Controller for Ameritech Corporation. Additionally, Ms. Klein has held senior management positions at Pillsbury and Sears, Roebuck and Co. Ms. Klein, a certified public accountant and member of the American Institute of CPAs and the Illinois Society of CPAs, earned an M.B.A. from Loyola University. Ms. Klein graduated from Marquette University with a Bachelor of Science degree in accounting and finance.

         Arthur S. Friedson serves as our Vice President - Coworker Services. Mr. Friedson joined the Company in May 1997 as Director of Human Resources and was named Vice President - Coworker Services in January 2000. Mr. Friedson oversees our coworker services function which provides comprehensive assistance to our coworkers in a variety of areas including benefits, compensation, performance management and recruitment. Prior to joining the Company, Mr. Friedson had more than 15 years of experience in human resource management at Columbia/HCA Healthcare Corporation and Amoco Corporation. Mr. Friedson is a 1980 graduate of The City College, City University of New York where he earned a Bachelor of Arts degree in Psychology and a 1983 graduate of Loyola University of Chicago where he earned a Master of Science degree in Industrial Relations.

         Joseph K. Kremer has served as our Vice President - Marketing since February 1998. Prior to joining the Company, Mr. Kremer was U.S. Manager of Channel Marketing Programs at IBM Corporation, where he worked since 1987. Mr. Kremer has primary responsibility for our advertising, marketing and public relations activities, including our branding initiatives. Mr. Kremer is a 1987 graduate of Virginia Polytechnic Institute and State University where he earned a Bachelor of Science degree in Accounting and a 1989 graduate of University of Scranton where he earned a Masters of Business Administration Degree in Finance.

         Christine A. Leahy serves as Vice President, General Counsel and Corporate Secretary. Ms. Leahy leads all legal strategy and implementation. Ms. Leahy joined the Company in January 2002 as the company's first in-house counsel. Before joining the Company, Ms. Leahy served as a corporate partner in the Chicago office of Sidley Austin Brown & Wood, where she specialized in corporate governance, securities law, mergers and acquisitions, and strategic counseling. Ms. Leahy received her undergraduate degree from Brown University and her J.D. from Boston College Law School.

         Jonathan J. Stevens serves as Vice President and Chief Information Officer. Mr. Stevens joined the Company in June 2001 as our Vice President - Information Technology and was named Chief Information Officer in January 2002. Mr. Stevens is responsible for the strategic direction of the company's information technology infrastructure, applications development, help desk, Web development, and e-commerce initiatives. Prior to joining the Company, Mr. Stevens served as regional technology director for Avanade, an international technology integration company formed through an alliance between Microsoft and Accenture. Previously, Mr. Stevens was a principal with Microsoft Consulting Services and led an IT group for a corporate division of AT&T/NCR. Mr. Stevens is a graduate of the University of Dayton where he earned a Bachelor of Science degree in computer information systems management.

Director Compensation

         Directors who are not also employees of the Company ("Non-Employee Directors") were paid an annual fee of $20,000 in 2001. Beginning in 2002, the annual fee payable to Non-Employee Directors will be $30,000.

         Additionally, the CDW 2002 Incentive Stock Option Plan contains provisions for the automatic annual grant of stock options to Non-Employee Directors. Non-Employee Directors received stock options to purchase a total of 19,800 shares of Common Stock pursuant to these provisions in 2001.

         In Proposal 3 of this proxy statement, we are asking shareholders to approve amendments to the provisions of the CDW 2000 Incentive Stock Option Plan that relate to the granting of stock options to Non-Employee Directors. Please see the paragraph captioned "Proposed Amendments" within Proposal 3 for information relating to (i) how these provisions would operate if the proposed amendments are approved by shareholders and (ii) how these provisions would operate if the proposed amendments are not approved by shareholders.

Executive Compensation

         Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the years ended December 31, 2001, 2000 and 1999, of (i) all persons who served as the Company's chief executive officer during 2001 and (ii) the other four most highly compensated executive officers of the Company who were serving as an executive officer as of December 31, 2001 (the "Named Officers"):


                          SUMMARY COMPENSATION TABLE


                                                                                            Long Term  Compensation
                                                        Annual Compensation                         Awards
                                                      -----------------------               -----------------------
                                                                                                    Securities
                                                                                    Restricted      Underlying      All Other
                                                                     Bonus        Stock Award(s)     Options/     Compensation
   Name and Principal Position                Year    Salary ($)  ($) (1) (2)          ($)            SARs(#)        ($) (3))
   ---------------------------                ----    ----------  -----------     --------------   -----------    ------------
Michael P. Krasny                             2001     $93,895          $200               --             --             --
 Chief Executive Officer                      2000    $237,015      $809,522               --         21,251         $4,000
 (January 1, 1999 - January 28, 2001)         1999    $230,784    $1,240,346               --             --         $3,856

John A. Edwardson                             2001    $546,923      $874,003       $3,662,500      1,608,067         $3,779
   Chief Executive Officer                    2000          --            --               --             --             --
   (January 28, 2001 - December 31, 2001)     1999          --            --               --             --             --

Gregory C. Zeman                              2001    $214,440    $1,105,038               --         20,726         $3,279
   Vice-Chairman                              2000    $207,388    $1,227,310               --         29,472         $4,000
                                              1999    $201,936    $1,788,064               --             --         $3,856

Daniel B. Kass                                2001    $214,440    $1,102,919               --         20,602         $3,779
   Executive Vice President                   2000    $207,388    $1,224,410               --         29,207         $4,000
                                              1999    $201,936    $1,780,238               --             --         $3,856

Harry J. Harczak, Jr.                         2001    $202,186      $588,003               --          16,049        $3,779
   Executive Vice President - Sales           2000    $195,537      $653,282               --          19,484        $4,000
                                              1999    $140,448      $761,768               --         407,650        $3,856

James R. Shanks                               2001    $202,186      $586,188               --          16,049        $3,779
   Executive Vice President                   2000    $195,537      $652,344               --          19,484        $4,000
   President - CDWG                           1999    $140,448      $760,578               --         407,650        $3,856



(1) Amounts reflected are pursuant to performance-based compensation programs.

(2) Includes amounts representing travel incentive awards and company-wide bonus plans.

(3) Reflects the Company's contributions to the account of each of the Named Officers under the CDW Computer Centers, Inc. Employees' Profit Sharing Plan and Trust, including employer matching contributions. The amounts for the 2001 contributions represent the Company's best estimate, as final calculations have not been completed at the date of this Proxy Statement.

Option Grants

         Information with respect to grants of stock options to Named Officers during 2001 is set forth below.

                       OPTION GRANTS IN LAST FISCAL YEAR





                               Individual Grants
------------------------------------------------------------------------------------------------------
        (a)              (b)               (c)                  (d)          (e)            (f)
                                        % of Total           Exercise       Market
                                     Options Granted          or Base      Price on
                         Options         Employees            Price      Grant Date     Expiration
      Name               Granted     in Fiscal Year (4)       ($/Sh)        ($/Sh)          Date
      ----               -------     ------------------       ------        ------       ----------
Michael P. Krasny        ---                  ---              ---            ---            ---

John A. Edwardson       1,600,000    (1)         85.77%      $36.625        $36.625      1/28/2011
                            8,067    (2)          0.43%     $  0.010        $53.710     12/31/2021

Gregory C. Zeman            9,500    (3)          0.51%      $33.375        $33.375      3/12/2021
                           11,226    (2)          0.60%     $  0.010        $53.710     12/31/2021

Daniel B. Kass              9,500    (3)          0.51%      $33.375        $33.375      3/12/2021
                           11,102    (2)          0.60%     $  0.010        $53.710     12/31/2021

Harry J. Harczak, Jr.       9,500    (3)          0.51%      $33.375        $33.375      3/12/2021
                            6,549    (2)          0.35%     $  0.010        $53.710     12/31/2021

                            9,500    (3)          0.51%      $33.375        $33.375      3/12/2021
                            6,549    (2)          0.35%     $  0.010        $53.710     12/31/2021






                             Potential Realizable Value at
                                Assumed Annual Rates of
                             Stock Price Appreciation for
                                     Option Term
-------------------------------------------------------------------
        (a)                                (g)



      Name              0% ($)          5% ($)          10% ($)
      ----              ------          ------          -------
Michael P. Krasny         ---             ---              ---

John A. Edwardson            $0      $96,883,245     $335,631,498
                       $433,198       $1,149,539       $2,914,801

Gregory C. Zeman             $0         $524,201       $1,815,973
                       $602,836       $1,599,694       $4,056,223

Daniel B. Kass               $0         $524,201       $1,815,973
                       $596,177       $1,582,024       $4,011,419

Harry J. Harczak, Jr.        $0         $524,201       $1,815,973
                       $351,681         $933,226       $2,366,311

                             $0         $524,201       $1,815,973
                       $351,681         $933,226       $2,366,311



(1) Options are exercisable at the rate of 20% per year, beginning January 28, 2002. Options become fully exercisable upon a change-in-control of the Company. These options were granted in January 2001 in connection with Mr. Edwardson's Employment Agreement with the Company.
(2) Options represent a portion of the annual bonus that is granted pursuant to the CDW Senior Management Incentive Plan. Options are exercisable in full on April 30, 2006.
(3) Options are exercisable at the rate of 20% per year, beginning March 12, 2002. Options become fully exercisable upon a change-in-control of the Company.
(4) The percentages of total employee options granted in the fiscal year for Mr. Edwardson and the other Named Officers do not reflect the impact of stock option grants for 2001 which were awarded to officers and coworkers on February 1, 2002.

Option Exercises and Fiscal Year-End Values

         Information with respect to options exercised and shares sold during 2001 and unexercised options to purchase Common Stock granted under the MPK Stock Option Plan and CDW Incentive Stock Option Plans to the Named Officers and held by them at December 31, 2001 is set forth below.

                      OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                               Number of
                                                         Securities Underlying                Value of Unexercised
                                                         Unexercised Options at             In-the-Money Options at
                           Shares          Value          December 31, 2001(#)             December 31, 2001($) (3)
                         Acquired on     Realized      --------------------------        -----------------------------
Name                     Exercise(#)        ($)        Exercisable   Unexercisable        Exercisable     Unexercisable
----                     -----------     --------      -----------   -------------        -----------     -------------
Michael P. Krasny            ---           ---           ---                15,751          ---                 $845,829
John A. Edwardson            ---           ---           ---             1,608,067          ---              $27,769,198
Gregory C. Zeman (1)        2,315,732    $88,775,497    2,330,214          678,848      $125,146,065         $35,987,574
Daniel B. Kass  (2)           436,000    $16,714,420      401,026          183,159       $21,537,432          $9,366,190
Harry J. Harczak, Jr.          34,908     $1,306,465       21,376          567,575          $845,008         $18,593,350
James R. Shanks                50,695     $1,882,513        9,125          566,375          $334,084         $18,533,847


(1) All shares acquired on exercise are attributable to the exercise of options issued pursuant to the MPK Stock Option Plan. Unexercised options at December 31, 2001 included options for 2,958,864 shares pursuant to the MPK Stock Option Plan, of which 2,330,214 were exercisable. All options pursuant to the MPK Stock Option Plan become fully exercisable upon termination of employment. On March 26, 2002, Mr. Zeman exercised options under the MPK Stock Option Plan for 2,000,000 shares and sold such shares with a value realized of $95,400,000.
(2) All shares acquired on exercise are attributable to the exercise of options issued pursuant to the MPK Stock Option Plan. Unexercised options at December 31, 2001 include options for 534,376 shares pursuant to the MPK Stock Option Plan, of which 401,026 are exercisable. All options pursuant to the MPK Stock Option Plan become fully exercisable upon termination of employment.
(3) Based on the closing price as reported by The Nasdaq Stock Market of the Company's Common Stock on December 31, 2001 ($53.710), less the respective exercise prices.


MPK Stock Option Plan

         At the time of the Company's initial public offering, Mr. Krasny established the MPK Stock Option Plan pursuant to which he granted to Messrs. Zeman and Kass and a former employee of the Company non-forfeitable options to purchase in the aggregate 16,573,500 shares of Common Stock owned by him. As of March 31, 2002, options to acquire an aggregate of 1,493,240 shares of common stock remain outstanding, of which Mr. Zeman holds options to acquire 958,864 shares and Mr. Kass holds options to acquire 534,376 shares. These options are non-forfeitable and become exercisable during the employment of such individual at the rate of 5% per year upon each of the first four anniversaries of the grant and an additional 15% on each anniversary date thereafter until all options are exercisable. Additional shares may be exercised proportionately to any shares sold by Mr. Krasny from his holdings. The options may be exercised at a price of $0.004175 per share. The MPK Stock Option Plan provides that should Messrs. Zeman or Kass terminate his employment with the Company, all options become exercisable and such individual will be required to exercise his options at the option exercise price within six months of the date of termination. The MPK Stock Option Plan, which is wholly funded from shares of Common Stock owned by Mr. Krasny, does not result in a cash payment from plan participants to the Company or increase the number of outstanding shares of Common Stock.

Employment Related Agreements

         Messrs. Krasny, Zeman and Kass

         The Company entered into Employment and Non-Competition Agreements with Messrs. Krasny, Zeman and Kass that became effective upon the consummation of the Company's initial public offering in 1993. The initial base salaries of Messrs. Krasny, Zeman and Kass were $200,000, $175,000 and $175,000, respectively, to be adjusted in each case annually in accordance with the Consumer Price Index. In accordance with the terms of each Agreement, employment is terminable with or without Cause. Each Agreement contains a non-competition restriction prohibiting the executive from undertaking certain competitive activities for a two-year period after the date his employment with the Company ceases. Effective May 23, 2001, Mr. Krasny resigned, thereby terminating his employment with the Company. Mr. Krasny presently serves the Company solely in the capacity of a director. Mr. Zeman's and Mr. Kass' base salaries have been adjusted to reflect their current roles with the company. See "Management" and "Executive Compensation".

         Mr. Edwardson

         The Company entered into an employment agreement with John A. Edwardson on January 28, 2001. The agreement provides for Mr. Edwardson to serve as Chief Executive Officer of the Company until the fifth anniversary of the agreement, subject thereafter to annual renewal provisions. Pursuant to the employment agreement, during the term of his employment with the Company, Mr. Edwardson will be nominated for election as a member of the Board of Directors and, if so elected will be appointed Chairman of the Board. Mr. Edwardson receives an annual base salary of $600,000, subject to annual review by the Compensation Committee, and participates in the Company's Senior Management Incentive Plan. Incentive bonuses under the Senior Management Incentive Plan are based on objective criteria established and approved by the Compensation Committee of the Board each year.

         In accordance with the employment agreement, Mr. Edwardson received non-qualified stock options to purchase 1,600,000 shares of Common Stock under the Company's 2000 Incentive Stock Option Plan. The exercise price of these options is $36.625, the fair market value of the Company's Common Stock on the date of grant. One-fifth of these options will vest on each of the first five anniversaries of the employment agreement. In addition, Mr. Edwardson was granted a restricted stock award of 100,000 shares of Common Stock that will vest in equal annual installments on the first four anniversaries of the date of grant. If Mr. Edwardson's employment is terminated by the Company without cause or by Mr. Edwardson for Good Reason, one-half of any unexercisable options will immediately become exercisable and one-half of the portion of the restricted stock award that is not vested will immediately become vested. Beginning with the 2002 fiscal year, Mr. Edwardson will be granted annually non-qualified stock options to purchase 150,000 shares of Common Stock, which options will be subject to terms substantially similar to the terms of the options described above. With respect to his 2002 grant, Mr. Edwardson has indicated that he will only accept options for the purchase of 100,000 shares in order to make options for an additional 50,000 shares available to the Company's coworkers.

         If the employment agreement is terminated by the Company without Cause or by Mr. Edwardson for Good Reason, the Company will be required, among other things, to make a lump sum cash payment to Mr. Edwardson equal to two times the sum of his annual base salary and his average annual bonus and to pay certain accrued obligations through the date of termination. For purposes of the employment agreement, Good Reason includes the failure to elect Mr. Edwardson as Chairman of the Board immediately following each annual meeting of shareholders during the employment period. Such election is possible only if the shareholders re-elect Mr. Edwardson as a member of the Board, and if he is not so re-elected, he will be entitled to terminate the employment agreement for Good Reason and receive the payments described above. The agreement also contains standard non-competition and non-solicitation covenants that survive during the term of the agreement and for a period of two years thereafter.

         The Company has also entered into a transitional compensation agreement with Mr. Edwardson. In the event of a Change of Control (as defined in the transitional compensation agreement), the employment relationship between the Company and Mr. Edwardson will be exclusively governed by the transitional compensation agreement. Upon a Change in Control, all stock options, restricted stock and other equity awards to Mr. Edwardson that are not otherwise vested will vest in full, and all options will remain exercisable for the period provided in the applicable award agreement. If, following a Change of Control, there is a Qualifying Termination (as defined in the transitional compensation agreement), Mr. Edwardson will receive the following benefits in lieu of benefits under the employment agreement: (i) payment in a lump sum of an amount equal to 300% of his base salary and his average annual bonus, (ii) prorated annual incentive bonus (based on the target bonus under the Incentive Plan) through the date of termination, (iii) payment of all accrued obligations through the date of termination in a lump sum and (iv) the continuation of all welfare benefits and senior executive perquisites for a period of two years or an equivalent lump sum cash payment. In the event that such payments and benefits subject Mr. Edwardson to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended, Mr. Edwardson would be entitled to receive a "gross-up" payment, unless his net after-tax benefit resulting from such gross-up payment, as compared to a reduction of such payments and benefits so that no excise tax is incurred, is less than $100,000.

Certain Transactions

         On February 2, 2001, the Company, as part of its publicly announced share repurchase program, entered into an agreement to purchase 1,181,818 shares of Common Stock from Mr. Zeman and an agreement to purchase 318,182 shares of Common Stock from Mr. Kass. The per-share price for both sales was $38.423, resulting in a total payment to Mr. Zeman of $45,408,993.01 and a total payment to Mr. Kass of $12,225,506.99. The per-share price was determined by subtracting $0.015 per share from the closing price on the day of the agreements.

         In connection with these purchases, on February 5, 2001, the Company entered into a registration rights agreement with each of Mr. Zeman and Mr. Kass (the "Registration Rights Agreements"). The Registration Rights Agreements give each of Mr. Zeman and Mr. Kass the right to demand (a "Registration Demand"), one time in each of calendar year 2001, 2002 and 2003, that the Company register some or all of the shares of Common Stock held by him at such time or to be acquired by him pursuant to the exercise of options under the MPK Stock Option Plan. The Company will have the option, when a Registration Demand is presented to it, to either (i) purchase, at a per share price equal to $0.015 less than the then-current trading price, the shares subject to such Registration Demand,
(ii) register such shares on a "shelf" registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), or
(iii) register such shares on an registration statement under the Securities Act and cooperate with Mr. Zeman or Mr. Kass, as applicable, in developing and conducting an organized marketing campaign and "road show" relating to such registration statement. The Registration Rights Agreements contain customary conditions and limitations, including those relating to blackouts resulting from material non-public information which the Company should not be forced to disclose prematurely and to giving priority to Company financings.

         On June 26, 2001, the Company filed a registration statement to facilitate the sale by Mr. Krasny, Mr. Zeman and Mr. Kass of shares of our Common Stock. The underwritten sale, which was completed on August 14, 2001, was for a total of 10,562,500 shares, of which Mr. Krasny and entities related to Mr. Krasny sold 7,810,768, Mr. Zeman sold 2,315,732 and Mr. Kass sold 436,000. The shares sold by Mr. Zeman and Mr. Kass were acquired by them from Mr. Krasny upon the exercise of options granted to them by Mr. Krasny under the MPK Stock Option Plan. The Company did not receive any of the proceeds of the offering and there was no increase in the number of shares of Common Stock outstanding. The Company did not incur any expenses in connection with the offering, however the Company executed an underwriting agreement pursuant to which it agreed to certain indemnities, including under the securities laws.

         On January 25, 2002, the Company received a Registration Demand from Mr. Zeman for 2,000,000 shares of Common Stock. On March 11, 2002, the Company filed a "shelf" registration statement pursuant to Rule 415 under the Securities Act covering the 2,000,000 shares of Common Stock. On March 26, 2002, Mr. Zeman exercised options under the MPK Stock Option Plan and sold the shares in an underwritten offering. Mr. Zeman received proceeds of $47.70 per share, which is net of the underwriting discount. The company expects to incur approximately $41,000 in expenses relating to the registration statement and the Company executed an underwriting agreement pursuant to which it agreed to certain indemnities, including under the securities laws.

         The Company has agreed to pay the costs associated with an executive assistant for Mr. Krasny during the two-year period following his resignation effective May 23, 2001. In 2001, the Company paid approximately $67,500 under this arrangement.

Report of the Audit Committee

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee consists of three independent directors. Its duties and responsibilities are set forth in a written charter (the "Audit Committee Charter") adopted by the Board in April 2001. The Audit Committee Charter was attached as Exhibit A to the Company's proxy statement for last year's Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 11, 2001 and mailed to shareholders shortly thereafter.

         In the course of fulfilling its responsibilities during fiscal year 2001, the audit committee has:

o reviewed and discussed with management the audited financial statements for the year ended December 31, 2001;

o discussed with representatives of PricewaterhouseCoopers LLP (the "Independent Auditor") the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended;

o received the written disclosures and the letter from the Independent Auditor required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended;

o discussed with the Independent Auditor its independence from the Company and management; and

o considered whether the provision by the Independent Auditor of non-audit services is compatible with maintaining the Independent Auditor's independence.

         Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

THE AUDIT COMMITTEE

Michelle L. Collins
Donald P. Jacobs
Terry L. Lengfelder

Report of the Compensation and Stock Option Committee

The Compensation and Stock Option Committee (the "Compensation Committee") is currently comprised of three independent directors.

Compensation Policy

         General. The Company's executive compensation program is designed to advance the interests of the Company by attracting, motivating and retaining well-qualified executives, managers and other key employees, and to align their interests with those of the Company's shareholders by providing them with performance-based incentives linked to corporate performance factors. The three primary components of the Company's executive compensation program are:

         (i)    base salary;

         (ii)   annual incentive awards; and

         (iii)  long-term incentive awards in the form of stock option grants.

         Over the course of 2001, the Committee met several times with the Company's staff and representatives of a nationally recognized consulting firm to review key aspects of the Company's executive compensation plan. The purpose of the review was to ensure that the Company's executive compensation program continued to meet the talent-management needs of the organization and was consistent with the Company's strategic vision.

         As a result of this review, a number of changes were made to executive programs. In addition to general consistency with the Company's strategic vision, the changes implemented in 2001 and early 2002 helped the programs better reflect the following defining characteristics:

         o      Focus on pay-for-performance

         o      Capable of delivering highly differentiated rewards

         o      Externally competitive and market-based

         o      Flexible and balanced in performance orientation

         o Well integrated with other coworker programs to reinforce commonality of purpose

         o      Straightforward, simple and well communicated

         o      Anchored in a consistent and logical framework

         o Oriented toward delivery of an effective total compensation package

         Specific changes will be implemented in 2002. In general, the changes implemented as a result of the review will reflect more clearly articulated internal and external objectives for each element of total executive compensation. In addition, the total compensation profile for executive officers will be changed to render it more consistent with the Company's objectives, including retention of key executives. Changes to underlying programs for 2002 reflect the desired compensation profile.

         Base Salary. Base salaries for Named Officers of the Company reflect their level of experience, past and expected future performance and market conditions. The base salary of each executive also is set at a level such that the greater portion of their total compensation is dependent upon Company performance.

         The base salary of Mr. Edwardson was initially established by the terms of his employment agreement in 2001 and is subject to periodic adjustments by the Committee. Annual adjustments in the base salaries of the other

Named Officers reflect several factors, including changes in the United States Consumer Price Index, as well as merit increases, where applicable.

         As part of the aforementioned executive compensation review, the Committee outlined a two year transition toward a total compensation profile for executives that is more consistent with the Company's talent-management objectives and goal of retaining key executives.

         One aspect of this transition is the development of market-rate base pay levels for each executive role, targeted at or near the 50th percentile among comparable incumbents at appropriate peer companies. As part of their review, the Committee considered competitive data showing the Company's position relative to targeted levels at peer companies, and evaluated 2002 base pay increases for executive officers on that basis.

         Annual Incentive Awards. The annual incentive element of the Company's executive compensation program is pursuant to the Company's Senior Management Incentive Plan. Awards for 2001 reflect the Company's performance relative to goals relating to growth in net income from operations.

         For 2002, funding of awards under the plan for executive officers will continue to be based predominantly upon achievement of pre-established goals related to income from operations. The Senior Management Incentive Plan has been designed to provide opportunities for awards that will place executive total cash compensation at or near the 75th percentile among a range of peer companies, provided the Company delivers superior increases in operating income levels relative to its key peers. Award opportunities for individual executive officers have been set accordingly.

         Following the conclusion of the aforementioned executive compensation review, the Committee noted their desire to incorporate greater emphasis on individual accountability for business results, particularly among the senior executive group. Accordingly, starting in 2002, final awards under the Senior Management Incentive Plan will also take into account individual performance relative to pre-established goals and objectives, as well as other business and environmental factors that the Committee deems relevant to attainment of the Company's overall financial goals and strategic vision.

         In addition to the Senior Management Incentive Plan, the Company's executives participate in a company-wide management bonus pool. Each Named Officer, other than Mr. Edwardson, received a $10,000 allocation of the pool for fiscal year 2001.

         Long-Term Incentive Awards. The long-term incentive element of the Company's executive compensation program consists of the grant of stock options to employees, including the Company's executive officers. Stock options have been granted to the executive officers based upon factors discussed below either (i) with an exercise price equal to 100% of fair market value as of the date of grant or (ii) (on a selective basis) in partial payment of annual incentive awards under the Senior Management Incentive Plan which have been earned. Stock options that were granted in payment of 2001 annual incentive awards carried an exercise price of $0.01. The number of stock options granted was determined by dividing the amount of the award by the difference between the market price of the Common Stock as of the date of grant and the option exercise price. For the 2002 compensation year, grants made to the named executive officers and others will have an exercise price equal to 100% of fair market value as of the date of grant. The Company's Long-Term Incentive program will be reconfigured to provide opportunities at or near the 75th percentile among a range of peer companies, underlining the emphasis on longer-term results that the Committee believes is appropriate for senior executive team members.

Implementation of Compensation Policy

         The Compensation Committee met on January 25, 2001 to review and certify annual incentive and stock option awards to officers and employees of the Company relative to performance-based compensation programs in 2000 and to establish, as necessary, the 2001 base compensation and performance-based compensation programs for executive officers. The Compensation Committee met on March 12, 2001 to review and approve the Company's Senior Management Incentive Plan, including target bonus levels and performance achievement targets. The Compensation Committee met on January 24, 2002 to discuss various matters, including the status of 2001 performance-based compensation programs and approved the formula to be applied for determining the number of options to be granted to each coworker as of February 1, 2002. Further, the Compensation Committee reviewed and approved stock option allocations to officers and employees of the Company, and reviewed and certified annual incentive awards to officers and employees pursuant to performance-based compensation programs. There was a special meeting of the Compensation Committee on January 28, 2001 to review and approve the terms of Mr. Edwardson's employment as Chief Executive Officer and President of the Company, including the grant of restricted stock and stock options. There also were special meetings on July 26, September 17 and October 25, 2001 in the course of undertaking the aforementioned review of executive compensation.

         Compensation of the Chief Executive Officer. Mr. Krasny's compensation for 2001 consisted solely of base salary of $93,895 that represented the pro rata share from January 1, 2001 through the annual meeting on May 23, 2001 of his annualized base salary of $237,015. Mr. Krasny's annualized base was not raised in 2001 over 2000.

         Per his contractual agreements for 2001, Mr. Edwardson received base salary of $546,923, a bonus of $440,000, a restricted stock grant of 100,000 shares, and a stock option grant of 1,600,000 options. Mr. Edwardson's annual incentive award based upon his participation in the 2001 Senior Management Incentive Plan was $866,400, of which $433,200 was paid in the form of a stock option grant for 8,067 shares.

         Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to public companies for compensation over $1,000,000 paid to the corporation's chief executive officer and four other most highly compensated executive officers. Qualified performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with this provision so that such amounts will be deductible to the Company.


COMPENSATION AND STOCK OPTION COMMITTEE

Michelle L. Collins
Casey G. Cowell
Brian E. Williams

Shareholder Return Performance Presentation

                          Stock Price Performance Graph

         Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the S&P Midcap 400 Index and the S&P Midcap
400 - Retail (Computers and Electronics) Index for the period commencing December 31, 1996 and ending December 31, 2001 where $100 was invested on December 31, 1996.

         Historical stock price performance shown on the graph is not necessarily indicative of future price performance.



[GRAPHIC OMITTED]

                                     12/31/1996   12/31/1997    12/31/1998    12/31/1999    12/31/2000    12/31/2001
                                     ----------   ----------    ----------    ----------    ----------    ----------
 CDW Computer Centers, Inc.         $       100 $         88   $       162   $       265   $       188   $       362
 S&P Midcap 400                     $       100  $       132   $       158   $       181   $       212   $       196
 S&P MC400 Retail (C&E)             $       100  $       192   $       262   $       348   $       318   $       574

                                   PROPOSAL 2
                                   ----------

                          RATIFICATION OF SELECTION OF
                          ----------------------------
                             INDEPENDENT ACCOUNTANTS
                             -----------------------

Subject to ratification by shareholders at the Annual Meeting, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, the selection of the independent accounting firm of PricewaterhouseCoopers LLP to audit the Company's financial statements for the 2002 fiscal year. PricewaterhouseCoopers LLP has audited the Company's financial statements since March 31, 1992. It is expected that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

If the foregoing recommendation is rejected or if PricewaterhouseCoopers LLP declines to act or otherwise becomes incapable of acting or if their appointment is otherwise discontinued, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 2002 fiscal year shall be subject to the ratification of shareholders.

Fees incurred by the Company to PricewaterhouseCoopers LLP during Fiscal 2001:

Audit Fees:

Fees incurred by the Company to PricewaterhouseCoopers LLP for auditing the Company's annual financial statements for the fiscal year ended December 31, 2001 and reviewing those financial statements included in the Company's quarterly reports on Form 10-Q during that fiscal year totaled $240,500.

Financial Information Systems Design and Implementation Fees:

The Company did not engage PricewaterhouseCoopers LLP to provide services to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

All Other Fees:

Fees incurred by the Company to PricewaterhouseCoopers LLP for all other non-audit services rendered to the Company during the Company's 2001 fiscal year, primarily including internal audit and tax related services, totaled $471,600.

                                   PROPOSAL 3
                                   ----------

                      PROPOSAL TO APPROVE AMENDMENT TO THE
                      ------------------------------------
                      CDW 2000 INCENTIVE STOCK OPTION PLAN
                      ------------------------------------

General

         The Board of Directors is proposing for shareholder approval an amendment to the CDW 2000 Incentive Stock Option Plan, previously approved by shareholders in May 2000. The CDW 2000 Incentive Stock Option Plan, as Amended through April 2, 2002 (the "Amended Plan"), was approved by the Board of Directors on such date, subject to shareholder approval. If the Amended Plan is not approved by shareholders, the terms of the CDW 2000 Incentive Stock Option Plan, as originally adopted by the Board of Directors and approved by shareholders, will remain in effect, and, immediately following the Annual Meeting, the Board of Directors will grant to each non-employee director a discretionary option to purchase 12,480 shares of Common Stock, i.e., the stock option that would have been granted automatically to each non-employee director on January 2, 2002, in the absence of the proposed amendments described below.

         The purposes of the Amended Plan are to align the interests of the shareholders of the Company and the recipients of stock options granted under the Amended Plan and to advance the interests of the Company by attracting, motivating and retaining well-qualified persons by providing such persons with performance-related incentives.

Proposed Amendment

         In late 2001, in order to ensure that the Company remains well-positioned to attract and retain qualified candidates to serve as non-employee directors of the Company, the Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee"), in consultation with outside compensation consultants, reviewed and assessed the Company's compensation package for non-employee directors. The Compensation Committee determined it to be advisable to make the compensation package for non-employee directors more competitive by increasing the annual cash retainer fee and changing the equity component of the compensation package and recommended such changes to the full Board of Directors. To effect the recommended change in equity compensation, the Board of Directors approved, subject to shareholder approval, the Amended Plan which provides that (1) each person who is first elected or first begins to serve as a non-employee director, other than by reason of termination of employment, on or after the Annual Meeting will automatically be granted, on the date of such person's initial election or commencement of service as a non-employee director, an option to purchase 20,000 shares of Common Stock; and (2) on the date of each annual meeting of shareholders, commencing with the Annual Meeting, each non-employee director will be granted an option to purchase 10,000 shares of Common Stock (which number will be prorated if such non-employee director was first elected or began to serve as a non-employee director on a date more recent than that of the previous annual meeting of shareholders). These new provisions will replace the existing automatic annual grant on the first trading day of each year of options to purchase a number of whole shares of Common Stock equal to the sum of 12,000 (6,000 shares adjusted for the 2-for-1 stock split on June 21, 2000) plus the product of 12,000 multiplied by the percentage increase in the Company's immediately preceding fiscal year's net income over the second immediately preceding fiscal year's net income. All options granted to non-employee directors under the existing automatic grant procedure vest in full three years after the grant date. Under the terms of the Amended Plan, the new non-discretionary option grants described in clauses (1) and (2) above become exercisable in 20 percent increments over the five year period following the date of grant and generally remain exercisable for the three-year period following termination of service as a non-employee director. The Amended Plan also permits each non-employee director to elect to receive additional options in lieu of all or part of his or her annual cash retainer fee.

         The proposed amendment does not increase the total number of shares of Common Stock available under the Amended Plan.

Description of Amended Plan

         The following is a summary of the Amended Plan, which is qualified in its entirety by reference to the text of the Plan. The Amended Plan is attached as Exhibit A to this Proxy Statement and incorporated herein by reference.

         Administration. The Compensation Committee will administer the Amended Plan. Each member of the Compensation Committee is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         The Compensation Committee is authorized to interpret the Amended Plan and its application and, subject to the terms of the Amended Plan, to establish rules and regulations as it deems necessary or desirable for the administration of the Amended Plan. The Compensation Committee may impose, incidental to the grant of a stock option thereunder, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions are final, binding and conclusive.

         The Compensation Committee is authorized to select eligible persons for participation in the Amended Plan and, subject to the terms of the Amended Plan, to determine the terms and conditions of each stock option granted under the Amended Plan. Each stock option granted will be evidenced by a written agreement between the Company and the optionee setting forth the terms and conditions of such option.

         Shares Available. The maximum number of shares of Common Stock available under the Amended Plan is 4,000,000 (as adjusted for the 2-for-1 stock split on June 21, 2000) plus the number of shares available for the future grant of stock options under the CDW 1996 Incentive Stock Option Plan and the total number of shares of Common Stock available for the future grant of stock options under the CDW Incentive Stock Option Plan and the CDW Director Stock Option Plan combined, shall be available for grants of options under this Amended Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding option plans. As of March 31, 2002, the total number of shares available for the future grant of stock options under the Amended Plan is 5,651,650, subject to adjustment in the event of a stock split, stock dividend or other similar change in capitalization. If shares of Common Stock subject to an option granted under the Amended Plan or any of the aforementioned prior stock option plans are not issued by reason of the expiration, termination, cancellation or forfeiture of that option, those shares will be available for the grant of new options under the Amended Plan.

         Shares of Common Stock delivered upon the exercise of a stock option granted under the Amended Plan may be treasury shares, authorized and unissued shares, or a combination thereof. Stock options granted under the Amended Plan may be either incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"). An ISO is a stock option granted in accordance with Section 422 of the Code that is intended by the Compensation Committee to constitute an ISO and may entitle the optionee to favorable tax treatment as described below. An NQSO is a stock option that is not an ISO.

         Eligibility to Participate. The Compensation Committee may grant options under the Amended Plan to any officer, employee or consultant of the Company or any subsidiary or affiliate of the Company or to any director, including any non-employee director, of the Company, as it may, in its sole discretion, from time to time select. As of the date of this Proxy Statement, approximately 2,800 employees (which number includes officers) and nine directors are eligible to participate in the Amended Plan. Except as described below under "Non-Discretionary Grants of Stock Options to Non-Employee Directors," no determination has yet been made as to the number of options, if any, that any individual who is eligible to participate in the Amended Plan will be granted.

         Discretionary Options. The Compensation Committee will determine which eligible persons will receive grants of stock options under the Amended Plan and, subject to the limitations described below, will determine the number of shares of Common Stock subject to each stock option grant, the related purchase price per share of Common Stock, the period during which the stock option may be exercised, whether the stock option will become exercisable in cumulative or non-cumulative installments and in part or in full at any time and whether the stock option is intended to constitute an ISO. The Compensation Committee may, for any reason at any time, take action to cause any or all outstanding options granted under the Amended Plan to become exercisable in part or in full. The Compensation Committee may also establish performance measures or other criteria that need to be satisfied as conditions to the grant of an option or to the exercisability of all or a portion of an option. We will refer to options granted automatically under the Amended Plan to non-employee directors as "non-discretionary options" and all other options granted under the Amended Plan as "discretionary options."

         Purchase Price. The purchase price per share of Common Stock subject to a discretionary stock option granted under the Amended Plan may not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant. If an ISO is granted to a person who, at the time of the grant, owns more than 10 percent of the Company's Common Stock, then the per share purchase price may not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant. The "Fair Market Value" of a share of Common Stock on a given date is the closing transaction price of a share of Common Stock as reported on The Nasdaq Stock Market on that date, or if there are no reported transactions on such date, on the next preceding date for which a transaction was reported; provided, however, that Fair Market Value may be determined by the Compensation Committee by whatever means it, in the good faith exercise of its discretion, shall deem appropriate.

         Limitations on Number of Shares Subject to Stock Options. To the extent necessary for an option to be qualified performance-based compensation under
Section 162(m) of the Code and the rules and regulations thereunder, and therefore to be fully deductible by the Company for federal income tax purposes if the optionee's compensation in the year of exercise exceeds $1 million, the maximum number of shares of Common Stock with respect to which stock options may be granted under the Amended Plan during any fiscal year of the Company to any person is 2,000,000 (as adjusted for the 2-for-1 stock split on June 21, 2000).

         Limitations on Period of Exercisability of ISOs. An ISO may not be exercisable later than 10 years after its date of grant. If an ISO is granted to a person who, at the time of the grant, owns more than 10 percent of the Company's Common Stock, then that ISO may not be exercised later than five years after its date of grant.

         Noncompetition. If an optionee is employed by, receives compensation from or otherwise is associated with or agrees in principle to be employed by or to receive compensation from or otherwise be associated as an officer, agent, director, employee, shareholder, consultant or otherwise with a Competitor (as defined in the Amended Plan) at any time prior to the expiration of the optionee's options, (i) all of that optionee's unexercised options shall be forfeited and (ii) the optionee shall be required to repay to the Company all Option Proceeds. The Amended Plan defines Option Proceeds as (i) the difference between (A) the Fair Market Value of a share of Common Stock on the date of exercise and (B) the per share exercise price of the option, multiplied by (ii) the number of shares of Common Stock acquired pursuant to any exercise of options granted under the Amended Plan that occurs after the date 24 months prior to the date of the optionee's termination of employment with the Company.

         Exercise of a Stock Option Following Termination of Employment or Service. Unless otherwise provided in the agreement relating to a discretionary stock option granted under the Amended Plan, the following rules apply in the case of an optionee's termination of employment with, or service to, the
Company:

o If an optionee's employment with, or service to, the Company terminates by reason of the disability of the optionee, each discretionary stock option granted under the Amended Plan to the optionee will become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is one year after the date of the termination of employment or service or (ii) the expiration date of the term of such option.

o If an optionee retires on or after age 62 and has 10 or more years of continuous service at the time of retirement, each discretionary stock option granted under the Amended Plan to the optionee (i) will, to the extent not exercisable as of the effective date of the optionee's retirement, become exercisable in accordance with the vesting provisions set forth in the agreement relating to such option and (ii) upon becoming exercisable may be exercised by such optionee (or such optionee's legal representative or similar person) until the expiration date of the term of such option.

o If an optionee's employment with, or service to, the Company is terminated because of the death of the optionee, each discretionary stock option granted under the Amended Plan to the optionee will become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date that is one year after the date of death and (ii) the expiration date of the term of such option.

o If an optionee's employment with, or service to, the Company terminates for any other reason, each discretionary stock option granted under the Amended Plan to the optionee will be exercisable only to the extent exercisable on the date of termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is three months after the date of the termination of employment or service or (ii) the expiration date of the term of such option; provided, that if the optionee's employment with, or service to, the Company is terminated for Cause, all stock options granted under the Amended Plan and held by the optionee will terminate automatically on the effective date of the optionee's termination of employment or service. For purposes of the Amended Plan, "Cause" includes (i) the commission of a criminal act, fraud, gross negligence or willful misconduct against, or in derogation of the interests of the Company, (ii) divulging confidential information regarding the Company, (iii) interference with the relationship between the Company and any major supplier or customer, or (iv) the performance of any similar action that our Board of Directors or Compensation Committee, in its sole discretion, may deem to be sufficiently injurious to the interests of the Company to constitute cause for termination.

o If an optionee dies during the period of exercisability following termination of employment or service described above, each discretionary stock option granted under the Amended Plan to the optionee will be exercisable only to the extent exercisable on the date of death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date that is one year after the date of death or (ii) the expiration date of the term of such option.

         Notwithstanding the foregoing, with respect to discretionary stock options granted to non-employee directors of the Company, the rules regarding the exercise, cancellation or other disposition of such discretionary options following termination of service as a non-employee director of the Company will be determined by the Committee.

         Non-Discretionary Grants of Stock Options to Non-Employee Directors. Under the terms of the Amended Plan, each non-employee director will be granted options to purchase shares of Common Stock as follows:

         Stock Option Grant upon Initial Election or Commencement of Service. Each person who is first elected or first begins to serve as a Non-Employee Director, other than by reason of termination of employment, on or after the Annual Meeting will automatically be granted, on the date of such person's initial election or commencement of service as a non-employee director, an option to purchase 20,000 shares of Common Stock.

         Annual Stock Option Grant. On the date of each annual meeting of shareholders, commencing with the Annual Meeting, each person who is a non-employee director immediately prior to such meeting will be granted an option to purchase 10,000 shares of Common Stock (which number will be prorated if such non-employee director was first elected or began to serve as a non-employee director after the date of the immediately proceeding annual meeting of shareholders).

         Stock Option Grant in lieu of Annual Cash Retainer Fee. Each non-employee director may elect to receive, in lieu of all or part of the annual cash retainer fee that would otherwise be payable to such non-employee director, on the date of each annual meeting of shareholders, commencing with the Annual Meeting, options to purchase shares of Common Stock having a value on the date of grant equal to the foregone amount of such retainer fee, determined in accordance with the Black-Scholes valuation model.

         All of the above-described non-discretionary options are NQSOs, have a per share purchase price equal to 100% of the Fair Market Value of a share of Common Stock on the date of grant, are exercisable in one-fifth increments over the five year period following the date of grant and expire 10 years after the date of grant.

         Exercise of Non-Discretionary Stock Options Following Termination of Service. The following rules apply to non-discretionary options granted to non-employee directors under the Amended Plan in the case of a non-employee director's termination of service to the Company:

o If an optionee's service to the Company terminates by reason of the disability of the optionee, each non-discretionary stock option granted under the Amended Plan to the optionee will become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is three years after the date of the termination of service or (ii) the expiration date of the term of such option.

o If an optionee retires after 10 years or more of continuous service as a non-employee director of the Company, each non-discretionary stock option held by such optionee will, to the extent not exercisable as of the effective date of the optionee's retirement, become exercisable in accordance with the vesting provisions set forth in the agreement relating to such option and upon becoming exercisable may be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date that is five years after the effective date of the optionee's retirement of service or (ii) the expiration date of the term of such option.

o If an optionee's service to the Company is terminated because of the death of the optionee, each non-discretionary stock option granted under the Amended Plan to the optionee will become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date that is three years after the date of death and (ii) the expiration date of the term of such option.

o If an optionee's service to the Company is terminated for any reason other than disability, retirement, death or for cause, each non-discretionary stock option granted under the Amended Plan to the optionee will be exercisable only to the extent such option is exercisable on the effective date of such optionee's ceasing to be a director and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is three years after the effective date of such optionee's ceasing to be a director and (ii) the expiration date of the term of such option; provided, that if the optionee's service to the Company is terminated for Cause, all stock options granted under the Amended Plan and held by the optionee will terminate automatically on the effective date of the optionee's termination of service.

o If an optionee dies during the period of exercisability following termination of service described above, each non-discretionary stock option granted under the Amended Plan to the optionee will be exercisable only to the extent exercisable on the date of death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier of (i) the expiration date of the term of such option and (ii) the date which is the later of (A) the date which is one year after the date of death and (B) the date which is three years after the effective date of such optionee's ceasing to be a director in the case of death after termination of service due to disability or for any other reason other than for Cause or retirement, or the date which is five years after the effective date of such optionee's ceasing to be a director in the case of death after termination of service due to retirement.

         Notwithstanding the foregoing, with respect to non-discretionary stock options granted to non-employee directors under the CDW 2000 Incentive Stock Option Plan prior to January 1, 2002, the rules regarding the exercise, cancellation or other disposition of such non-discretionary options following termination of service as a non-employee director of the Company will be determined in accordance with the terms of the CDW 2000 Incentive Stock Option Plan, as in effect prior to such date.

         Change in Control. Upon a Change in Control (as defined in the Amended
Plan) in which the Company's shareholders receive shares of common stock that are publicly traded, all outstanding options granted under the Amended Plan will immediately become fully exercisable and there will be substituted for each share of Common Stock available under the Amended Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to the Change in Control. In the event of any such substitution, the purchase price per share of each option will be appropriately adjusted by the Compensation Committee, without an increase in the aggregate purchase price.

         Upon a Change in Control in which the Company's shareholders receive consideration other than shares of common stock that are publicly traded, each outstanding option granted under the Amended Plan will be surrendered to the Company by the holder thereof, and each such option will immediately be cancelled by the Company, and the holder will receive, within 10 days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to the option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of Common Stock subject to the option.

         Exercise of Stock Options; Non-Transferability; Designation of Beneficiaries. Payment for shares of Common Stock purchased upon the exercise of an option granted pursuant to the Amended Plan will be made as set forth in the agreement relating to such option. Such agreement may provide for payment (i) in cash, (ii) by delivery of certain previously-acquired shares of Common Stock,
(iii) by delivery of an irrevocable notice of exercise to a broker-dealer acceptable to the Company or (iv) by a combination of cash and delivery of certain previously-acquired shares of Common Stock. Except as otherwise set forth in the agreement relating to an option, no stock option granted under the Amended Plan may be transferred other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each stock option may be exercised during an optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Each optionee may file with the Compensation Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of such optionee's death.

Federal Income Tax Consequences

         The following is a brief overview of the United States federal income tax consequences of participation in the Amended Plan and should not be relied upon as being a complete description. It does not address the state or local tax aspects of participation in the Amended Plan.

         Grant of Option. An optionee will not recognize taxable income upon the grant of a stock option under the Amended Plan.

         Exercise of Non-Qualified Options. An optionee will recognize compensation taxable as ordinary income, and the Company generally will be allowed a corresponding deduction for federal income tax purposes, in an amount equal to the excess of the fair market value, on the date of exercise of an NQSO, of the shares of Common Stock acquired over the purchase price paid for the shares.

         Exercise of Incentive Stock Options. An optionee will not recognize any taxable income by reason of exercise of an ISO, and the Company will not be allowed any deduction with respect to the exercise at that time. However, the excess, if any, of the fair market value, at the time of exercise, of the Common Stock acquired upon the exercise over the purchase price for the shares will be included in alternative minimum taxable income and may be subject to the alternative minimum tax.

         Qualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO two years or more after the date of grant of the ISO and one year or more after the date of transfer of Common Stock to the optionee, the amount, if any, realized in excess of the purchase price for such Common Stock will be treated as long-term capital gain or the amount, if any, by which the purchase price exceeds the amount realized upon the disposition will be treated as a long-term capital loss. The Company will not be entitled to any deduction with respect to a disposition of Common Stock occurring under the circumstances described in this paragraph.

         Disqualifying Disposition of ISO Shares. If an optionee disposes of Common Stock acquired pursuant to the exercise of an ISO within the period ending on the later of two years after the date of grant of the ISO and one year after the date of transfer of Common Stock to the optionee, the optionee will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the amount, if any, realized in excess of the purchase price for the Common Stock, but only considering the amount realized to the extent it does not exceed the fair market value of the Common Stock on the date of exercise. Any amount realized upon disposition in excess of the fair market value of the Common Stock on the date of exercise will be treated as long-term capital gain if the Common Stock has been held for more than 12 months or as a short-term capital gain if the Common Stock has been held for a shorter period. If the amount realized upon disposition is less than the purchase price for the shares, the excess of the purchase price over the amount realized will be treated as a long-term or short-term capital loss, depending on the holding period of the Common Stock. The Company will not be entitled to any deduction with respect to the amount recognized by the employee as capital gain.

         Income Tax Withholding. The taxable compensation recognized by the optionee upon the exercise of an NQSO will be subject to withholding of tax by the Company.

Benefits Table

         The following table sets forth the number of shares of Common Stock underlying options which automatically would be granted under the Amended Plan to current non-employee directors on the date of each annual meeting of shareholders beginning with the Annual Meeting if the Amended Plan is approved by shareholders. However, the additional options that each non-employee director may elect to receive on the date of each annual meeting of shareholders in lieu of his or her annual cash retainer fee are not included in the table, because the number of shares subject to such additional options is determined in accordance with the Black-Scholes valuation model and depends upon the amount of the cash retainer fee that each non-employee director elects to forego and the trading price of the Common Stock on the date of grant and therefore is not determinable until the date of grant.

         No determination has been made by the Compensation Committee regarding future discretionary stock option grants under the Amended Plan to directors, officers and other employees.

       2000 Incentive Stock Option Plan, as Amended through April 2, 2002

--------------------------------------------------------------------------------------------------------------------------
                               Position                                     Dollar Value ($)            Number of Shares
--------------------------------------------------------------------------------------------------------------------------
All Non-Employee Directors as a Group (five persons)                             -- (1)                      50,000
--------------------------------------------------------------------------------------------------------------------------


(1) The exercise price per share of options automatically granted to non-employee directors would be 100% of the fair market value of a share of Common Stock on the date of grant of the option. On April 5, 2002, the closing transaction price per share of Common Stock as reported on The Nasdaq Stock Market was $49.58. The general terms of each option is described above under "Description of the Amended Plan - Non-Discretionary Grants of Stock Options to Non-Employee Directors."

Effective Date, Amendment and Termination

         If approved by shareholders at the Annual Meeting, the Amended Plan will become effective as of January 1, 2002. The Board may amend the Amended Plan at any time, subject to any requirement of shareholder approval required by applicable law, rule or regulation, including Sections 162(m) and 422 of the Code. Nonetheless, the Board may not increase the number of shares available under the Amended Plan, effect any change inconsistent with Section 422 of the Code, extend the term of the Amended Plan or permit the grant of a stock option having an exercise price less than 100% of Fair Market Value on the date of grant of such option, without shareholder approval. No amendment may impair the rights of a holder of an outstanding stock option granted under the Amended Plan without the holder's consent.

         The Amended Plan will terminate on March 16, 2010, but may be terminated earlier by the Company's Board of Directors. Termination of the Amended Plan will not affect the terms or conditions of any stock option granted under the Amended Plan prior to the termination date. No stock options may be granted under the Amended Plan after it has been terminated.

         The approval of the Amended Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

    The Board of Directors recommends a vote FOR approval of the Amended Plan.

                                   PROPOSAL 4
                                   ----------
                             PROPOSAL TO APPROVE THE
                             -----------------------
                        CDW EMPLOYEE STOCK PURCHASE PLAN
                        --------------------------------

General

         The Board of Directors is proposing for shareholder approval the CDW Computer Centers, Inc. Employee Stock Purchase Plan (the "ESPP"). The ESPP was adopted by the Board of Directors on April 2, 2002, to become effective July 1, 2002, subject to shareholder approval within 12 months after its adoption by the Board of Directors.

         The purposes of the ESPP are to encourage and facilitate the purchase of shares of Common Stock by eligible employees of the Company and its subsidiaries and to provide an additional incentive to promote the best interests of the Company and its subsidiaries and an additional opportunity to participate in their economic success.

Description of the ESPP

         The following is a description of the ESPP. This description is qualified in its entirety by reference to the plan document, a copy of which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

         Administration. The ESPP will be administered by the Compensation Committee. The Compensation Committee will have discretionary authority to interpret the ESPP and to establish rules and regulations relating to the ESPP from time to time and to make all other determinations necessary or advisable for the administration of the ESPP.

         Shares Available. The maximum number of shares available for purchase under the ESPP will be 500,000, subject to adjustment in the event of certain changes to the Company's capital structure as described in the ESPP. The shares of Common Stock sold under the ESPP may be treasury shares, authorized and unissued shares, shares purchased in the open market or any combination of the foregoing.

         Eligibility. Any employee of the Company or any of its subsidiaries is eligible to participate in the ESPP as of the first day of any purchase period (as defined below), provided that such employee has at least 90 days of continuous service with the Company or a subsidiary immediately prior to such date. Notwithstanding anything to the contrary contained in the ESPP, no employee may be granted an option under the ESPP to purchase shares of Common Stock if such employee, immediately after the grant of such option, would own 5% or more of the total combined voting power or value of all classes of stock of the Company or an affiliate. As of the date of this Proxy Statement, approximately 2,800 employees (which number includes officers) are eligible to participate in the ESPP.

         Participation and Payroll Deductions. Eligible employees may purchase shares of Common Stock at below-market prices through payroll deductions during each purchase period, with amounts accumulated during each purchase period. To participate in the ESPP, an eligible employee must make a request to the Compensation Committee or its designated agent, at the time and in the manner specified by the Compensation Committee, stating the amount of the requested payroll deduction. The amount of the payroll deduction must be a whole percentage amount or, if permitted by the Compensation Committee, a whole dollar amount that does not exceed 15%, or a lesser percentage determined by the Compensation Committee, of the employee's compensation (before withholding or other deductions) paid during the purchase period by the Company or any of its subsidiaries. The amounts deducted from participants' pay is reflected in an account maintained on the books and records of the Company. No interest is paid on the amounts credited to these accounts.

         Deduction Changes and Withdrawal. Employees may change their rate of payroll deduction at any time. This change becomes effective as of the beginning of the next purchase period following receipt of a new election form. A participant may suspend his or her payroll deductions under the ESPP by giving notice at the time and in the manner prescribed by the Compensation Committee. At the election of the participant, upon suspending his or her payroll deductions, such participant may either receive in cash the entire balance that has accumulated in his or her account through the date of such suspension of participation or have such account balance applied to the purchase of shares of Common Stock at the close of the purchase period. A participant who withdraws from the ESPP may again participate at the start of any subsequent purchase period by filing a new request to participate with the Compensation Committee or its designated agent at the time and in the manner specified by the Compensation Committee.

         Purchase of Shares. Shares of Common Stock will be offered under the ESPP through a series of successive purchase periods, each with a duration of three calendar months. Purchases will occur under the ESPP on the last day of each purchase period. Funds held in a participant's account on the last day of the purchase period will be used to purchase shares of Common Stock for the participant. Shares will be purchased at 85% of fair market value on the last day of the purchase period, or at 85% of fair market value as of the first day of the purchase period, whichever price is lower. The fair market value of a share of Common Stock on any relevant date under the ESPP will be the closing transaction price of a share of Common Stock as reported on The NASDAQ Stock Market on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which a transaction was reported. On April 5, 2002, the fair market value per share of Common Stock was $49.58.

         Purchases are subject to the aggregate limitation on the number of shares that are available under the ESPP and the ESPP limitations applicable to individual participants. The provisions of the ESPP do not impose restrictions upon the resale by holders of Common Stock acquired under the ESPP. Certain resale restrictions are imposed, however, by the terms of the Company's insider trading and confidentiality policies and the provisions of the federal securities laws. In addition, the Compensation Committee has the discretion to require that shares be deposited directly with a broker designated by the Compensation Committee and that the shares be retained with such broker for a designated period of time.

         A participant's rights under the ESPP are not transferable by the participant during his or her lifetime.

         Limitations on Purchases of Shares. Notwithstanding anything to the contrary in the ESPP, no participant may be granted an option to purchase shares of Common Stock that permits such participant to purchase in any calendar year under the ESPP and all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its subsidiaries shares of Common Stock with an aggregate fair market value (determined at the time such option is granted) in excess of $25,000. Further notwithstanding anything contained in the ESPP to the contrary, no participant may purchase more than 325 shares of Common Stock during any purchase period.

         Termination of Participation. When a participant dies, terminates employment or otherwise ceases to be an eligible employee under the ESPP, the participant's participation in the ESPP will terminate immediately. Upon such terminating event, the cash credited to the participant's account on the date of termination, certificates for the number of full shares of Common Stock held for his or her benefit, and the cash equivalent for any fractional share so held, will be delivered to the participant or his or her legal representative, as the case may be, as soon as practicable after such terminating event.

         Change in Control. In the event of a change in control of the Company (as defined in the ESPP), the then current purchase period shall cease, and the Compensation Committee, in its sole discretion, will either direct that the cash credited to all participants' accounts be applied to purchase shares of Common Stock or that such cash be returned to participants, and the ESPP will terminate immediately thereafter.

         Amendment and Termination of the ESPP. The Compensation Committee may amend the ESPP at any time and for any reason; provided, however, that no amendment may (i) materially adversely effect any purchase rights outstanding under the ESPP with respect to the purchase period in which such amendment is to be effected, (ii) increase the maximum number of shares of Common Stock that may be purchased under the ESPP, (iii) decrease the purchase price for any purchase period below 85% of the fair market value on the first day of such purchase period or the last day of such purchase period, whichever is less, or (iv) adversely affect the qualification of the ESPP under Section 423 of the Internal Revenue Code.

         The Board of Directors may terminate the ESPP at any time. Upon termination of the ESPP, one or more certificates for the number of full shares of Common Stock held for each participant's benefit and the cash equivalent of any fractional share so held will be delivered to such participant as soon as practicable after the ESPP terminates, and, except as otherwise provided in the event of a change in control, the cash, if any, credited to the such participant's account, will also be distributed to such participant as soon as practicable after the ESPP terminates.

Federal Income Tax Consequences

         The following is a brief summary of the United States federal income tax consequences under the ESPP.

         The ESPP is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Code. Under Section 423, an eligible employee who elects to participate in the ESPP will not realize any taxable income at the time stock is purchased under the ESPP for the employee.

         If a participant does not dispose of the stock purchased under the ESPP within two years after the first day of the purchase period in which the stock was purchased, then upon the disposition of the stock, the participant will recognize compensation taxable as ordinary income in an amount equal to the lesser of (a) the excess of the fair market value of the stock at the time of disposition over the purchase price under the ESPP and (b) 15% of the fair market value of the stock on the first day of the purchase period. The participant's cost basis in the stock will be increased by the amount of ordinary income recognized by the participant. The portion of the gain that is in excess of the amount recognized as ordinary income, if any, is taxed as long-term capital gain. If the stock is disposed of at a price below the purchase price under the ESPP, the loss will be treated as long-term capital loss. The Company will not be entitled to any deduction with respect to a disposition of the stock occurring under these circumstances.

         If a participant disposes of the stock purchased under the ESPP within two years after the first day of the purchase period in which the stock was purchased, then upon the disposition of the stock, the participant will recognize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the excess of the fair market value of the stock on the last day of the purchase period in which the stock was purchased over the purchase price of the stock under the ESPP. The participant's cost basis in the stock will be increased by the amount of ordinary income recognized by such participant. In addition, upon the disposition of the stock, a participant will recognize capital gain or loss equal to the difference between the price at which the stock is disposed of and the cost basis for the stock, as so increased. The Company will not be entitled to any deduction with respect to the amount recognized by such participant as capital gain.

New Plan Benefits

         The benefits that might be received by employees under the ESPP cannot be determined because the benefits depend upon the degree of participation by employees and the trading price of the Common Stock in future purchase periods.

         The approval of the ESPP requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting, in person or by proxy, and entitled to vote thereon.

      The Board of Directors recommends a vote FOR approval of the ESPP.

                 Other Matters that May Come Before the Meeting

         As of this date, the Company is not aware that any matters are to be presented for action at the meeting other than those referred to in the Notice of Annual Meeting, but the proxy form sent herewith, if executed and returned, gives discretionary authority with respect to any other matters that may come before the meeting

                                  By Order of the Board of Directors,


                                  Barbara A. Klein
                                  Sr. Vice President and Chief Financial Officer

Vernon Hills, Illinois
April 12, 2002

                                    Exhibit A

                      CDW 2000 INCENTIVE STOCK OPTION PLAN
                      ------------------------------------
                       (As Amended through April 2, 2002)
I.  INTRODUCTION

1.1    Purposes.   The purposes of the 2000 Incentive Stock Option Plan (the
"Plan") of CDW Computer Centers, Inc., an Illinois corporation (the "Company"), are (i) to align the interests of the Company's stockholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting, motivating and retaining directors, officers, other employees, consultants and well-qualified persons who are not officers or employees of the Company ("Non-Employee Directors") for service as directors of the Company and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

1.2    Administration.   This Plan shall be administered by a committee (the
"Committee") designated by the Board of Directors of the Company (the "Board") consisting of two or more members of the Board. Each member of the Committee may be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the option agreement. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of Section 162(m) of the Code and regulations thereunder in the case of an option intended to be qualified performance-based compensation, take action such that any or all outstanding options shall become exercisable in part or in full. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. Each option shall be evidenced by a written agreement (an "Agreement") between the Company and the optionee setting forth the terms and conditions of such option.

         To the extent permitted by applicable law, the Committee may delegate some or all of its power and authority hereunder to the Board or the Chairman of the Board and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the Chairman of the Board and Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chairman of the Board and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or other person.

         No member of the Board or Committee, and neither the Chairman of the Board and Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chairman of the Board and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's Articles of Incorporation and/or By-Laws, and under any directors' and officers' liability insurance that may be in effect from time to time.

         A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.3    Eligibility.    Participants in this Plan shall consist of such directors
(including Non-Employee Directors), officers and other employees, persons expected to become directors, officers and other employees and consultants of the Company, its affiliates and its subsidiaries from time to time
(individually a "Subsidiary" and collectively the "Subsidiaries") as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment shall also mean an agency relationship with the Company and references to employment by the Company shall also mean employment by an affiliate of the Company or a Subsidiary. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-Employee Directors of the Company shall be eligible to participate in this Plan in accordance with Section III.


1.4    Shares Available.    Subject to adjustment as provided in Section 4.7,
4,000,000 shares of the common stock, par value $0.01 per share, of the Company ("Common Stock") plus the sum of: (i) the number of shares of Common Stock available for the future grant of stock options under the CDW 1996 Incentive Stock Option Plan and (ii) the total number of shares of Common Stock available for the future grant of stock options under the CDW Incentive Stock Option Plan and the CDW Director Stock Option Plan combined, shall be available for grants of options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option (other than by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such option, or to satisfy all or a portion of the tax withholding obligations relating to such option), then such shares of Common Stock shall again be available under this Plan.

         Shares of Common Stock shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

         To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, the maximum number of shares of Common Stock with respect to which options may be granted during any calendar year to any person shall be 2,000,000, subject to adjustment as provided in Section 4.7.

II.  STOCK OPTIONS

2.1    Grants of Stock Options.    The Committee may, in its discretion, grant
options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a "Non-Statutory Stock Option". An Incentive Stock Option may not be granted to any person who is not an employee of the Company or any subsidiary (as defined in Section 424 of the Code). An "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option. Each Incentive Stock Option shall be granted within ten years of the date this Plan is adopted by the Board. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in Section 424 of the Code) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options. "Fair Market Value" shall mean the closing transaction price of a share of

Common Stock as reported on The NASDAQ Stock Market on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which a transaction was reported; provided, however, that Fair Market Value may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

2.2    Terms of Stock Options.   Options shall be subject to the following terms
and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

         (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or subsidiary as defined in Section 424 of the Code) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

         (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant and provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish performance measures or other criteria which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

         (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction).

         (d) Non-Competition. In the event that an optionee is employed by, receives compensation from or otherwise is associated with or has agreed in principle to be employed by or to receive compensation from or otherwise be associated as an officer, agent, director, employee, shareholder, consultant or otherwise with a Competitor (as hereinafter defined) of the Company at any time prior to the expiration of the optionee's options: (i) any and all unexercised options shall be forfeited and (ii) any and all Option Proceeds (as hereinafter defined) shall be immediately due and payable by the optionee to the Company. For purposes of this Section, "Competitor" shall mean any entity or person which engages for any portion of its business in the sale of personal computer products to residents of the United States. For purposes of this Section, "Option Proceeds" shall mean (i) the difference between (A) the Fair Market Value of a share of Common Stock on the date of exercise and (B) the per share exercise price of the option, multiplied by (ii) the number of shares of Common Stock acquired pursuant to any exercise of options issued under this Plan which occurs after the date 24 months prior to the date of the optionee's termination of employment with the Company. The remedy provided by this Section shall be in addition to and not in lieu of any rights or remedies which the Company may have against the optionee in respect of a breach by the optionee of any duty or obligation to the Company.

2.3      Termination of Employment or Service

         (a) Disability. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates by reason of Disability, each option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option. For purposes of this Plan, "Disability" shall mean the inability of an optionee substantially to perform such optionee's duties and responsibilities for a continuous period of at least six months.

         (b) Retirement. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates by reason of retirement on or after age 62 after a minimum of 10 years of continuous employment with or service to the Company ("Retirement"), each option held by such optionee (i) shall, to the extent not exercisable as of the effective date of the optionee's retirement, become exercisable in accordance with the vesting provisions set forth in the Agreement relating to such option and (ii) upon becoming exercisable may be exercised by such optionee (or such optionee's legal representative or similar person) until the expiration date of the term of such option.

         (c) Death. If an optionee's employment with or service to the Company terminates by reason of death, each option held by such optionee shall be fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.

         (d) Other Termination. Subject to paragraph (e) below and unless otherwise specified in the Agreement relating to an option, if an optionee's employment with or service to the Company terminates for any reason other than Disability, Retirement or death or for Cause, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment or service and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after the effective date of such optionee's termination of employment or service and (ii) the expiration date of the term of such option. For purposes of this Plan, "Cause" shall mean (i) the commission of a criminal act, fraud, gross negligence or willful misconduct against, or in derogation of, the interests of the Company;
(2) divulging confidential information regarding the Company; (3) interference with the relationship between the Company and any major supplier or customer; or (4) the performance of any similar action that the Committee, in its sole discretion, may be deem to be sufficiently injurious to the interests of the Company to constitute cause for termination.

         (e) Termination of Employment - Incentive Stock Options. Unless otherwise specified in the Agreement relating to an option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.3(a), and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

         Unless otherwise specified in the Agreement relating to an option, if the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability or death or for Cause, each Incentive Stock Option held by such optionee shall be exercisable to the extent set forth in Section 2.3(a), Section 2.3(b) or
Section 2.3(d), as applicable, and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after the effective date of such optionee's termination of employment and (ii) the expiration date of the term of such option.

         (f) Death Following Termination of Employment or Service. Unless otherwise specified in the Agreement relating to an option, if an optionee dies during the period set forth in Section 2.3(a), Section 2.3(b), Section 2.3(d), if any, or Section 2.3(e) , each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year after the date of death and (ii) the expiration date of the term of such option.

         (g) Cause. Notwithstanding anything to the contrary in this Plan or in any Agreement relating to an option, if the employment with or service to the Company of the holder of an option is terminated by the Company for Cause, each option held by such holder shall terminate automatically on the effective date of such holder's termination of employment or service.


III.  PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

3.1      Eligibility.   Each Non-Employee Director shall be granted options to
purchase shares of Common Stock in accordance with this Section III. All options granted under this Section III shall constitute Non-Statutory Stock Options.

3.2      Automatic Grants of Stock Options.   Each Non-Employee Director shall
be granted Non-Statutory Stock Options as follows:

         (a) Time of Grants; Number of Shares. Automatic grants of Non-Statutory Stock Options shall be made on the dates and with respect to the number of shares of Common Stock specified below:

         (i) Each person who is first elected or first begins to serve as a Non-Employee Director, other than by reason of termination of employment, on or after the annual meeting of stockholders of the Company to be held in 2002 shall automatically be granted, on the date of such person's initial election or commencement of service as a Non-Employee Director, an option to purchase 20,000 shares of Common Stock.

         (ii) On the date of the 2002 annual meeting of stockholders of the Company and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a Non-Employee Director immediately after such annual meeting of stockholders shall be granted an option to purchase 10,000 shares of Common Stock (which number shall be prorated if such Non-Employee Director was first elected or began to serve as a Non-Employee Director after the date more recent than that of the previous annual meeting of stockholders).

         Such options shall be granted at a purchase price per share equal to 100% of the Fair Market Value of the Common Stock on the date of grant of such option.

         (b) Option Period and Exercisability. Except as otherwise provided herein, each option granted under this Section 3.2 shall become exercisable
(i) on and after the first anniversary of its date of grant with respect to one-fifth of the number of shares of Common Stock subject to such option on its date of grant and (ii) on and after each subsequent anniversary of its date of grant, through and including the fifth anniversary of its date of grant, with respect to an additional one-fifth of the number of shares of Common Stock subject to such option on its date of grant. Each option granted under this Section 3.2 shall expire 10 years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Section 3.2 shall be exercisable in accordance with Section 2.2(c).

         (c) Termination of Directorship.

         (i) Disability. If the holder of an option granted under this Section
3.2 ceases to be a director of the Company by reason of Disability, each such option held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (A) the date which is 3 years after the effective date of such holder's ceasing to be a director and
(B) the expiration date of the term of such option.

         (ii) Retirement. If the holder of an option granted under this
Section 3.2 ceases to be a director of the Company by reason of retirement after a minimum of 10 years of continuous service as a director of the Company ("Retirement as a Director"), each such option held by such holder (A) shall, to the extent not exercisable as of the effective date of the optionee's Retirement as a Director, become exercisable in accordance with the vesting provisions set forth in the Agreement relating to such option and (B) upon becoming exercisable may be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (x) the date which is five years after the effective date of such holder's Retirement as a Director and (y) the expiration date of the term of such option.

         (iii) Death. If the holder of an option granted under this Section
3.2 ceases to be a director of the Company by reason of death, each such option held by such holder shall be fully exercisable on the date of such holder's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (A) the date which is three years after the date of death and (B) the expiration date of the term of such option.

         (iv) Other Termination. If the holder of an option granted under this
Section 3.2 ceases to be a director of the Company for any reason other than Disability, Retirement as a Director, death or for Cause, each such option held by such holder shall be exercisable only to the extent such option is exercisable on the effective date of such holder's ceasing to be a director and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of
(A) the date which is three years after the effective date of such holder's ceasing to be a director and (B) the expiration date of the term of such option.

         (v) Death Following Termination of Directorship. If the holder of an option granted under this Section 3.2 dies during the period set forth in
Section 3.2(c)(i), Section 3.2(c)(ii) or Section 3.2(c)(iv), each such option held by such holder shall be exercisable only to the extent that such option is exercisable on the date of the holder's death and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of
(A) the date which is the later of (x) the date which is one year after the date of death and (y) the date which is three years after the effective date of such holder's ceasing to be a director, in the case of death during the period set forth in Section 3.2(c)(i) or 3.2(c)(iv) or the date which is five years after the effective date of such holder's ceasing to be a director in the case of death during the period set forth in Section 3.2(c)(ii), and (B) the expiration date of the term of such option.

         (vi) Cause. Notwithstanding anything to the contrary in this Plan or in any Agreement relating to an option, if the holder of an option granted under Section 3.2 ceases to be a director of the Company due to Cause, each option held by such holder shall terminate automatically on the effective date of such holder's ceasing to be a director of the Company.

         (d) Applicability of Provisions. Sections 3.2(a), (b) and (c) shall apply with respect to any and all options granted to Non-Employee Directors under this Plan on or after January 1, 2002, and the terms of Article III of this Plan, as in effect prior to such date, shall apply to any and all options granted to Non-Employee Directors under this

Plan prior to such date, provided that no options shall have been granted to Non-Employee Directors on the first trading day of 2002.


3.3    Automatic Grant of Stock Options in Lieu of Fees.   Each Non-Employee
Director may from time to time elect, in accordance with procedures to be specified by the Committee, to receive in lieu of all or part of the annual cash retainer fee that would otherwise be payable to such Non-Employee Director, on the date of each annual meeting of stockholders, commencing with the annual meeting of stockholders to be held in 2002, during the period that such election is in effect, options having the terms (other than the number of shares subject to grant) described in Section 3.2 to purchase shares of Common Stock having a value on the date of grant equal to the foregone amount of such retainer fee, determined in accordance with the Black-Scholes valuation model.

3.4     Discretionary Grants of Stock Options.   The Committee may, in its
discretion, grant additional options to purchase shares of Common Stock ("Discretionary Director Options") to all Non-Employee Directors or to any one or more of them. Each Discretionary Director Option shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

         (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to a Discretionary Director Option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of the option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

         (b) Exercise Period and Exercisability. The period during which a Discretionary Director Option may be exercised shall be determined by the Committee. The Committee may, in its discretion, establish performance measures which shall be satisfied or met as a condition to the grant of a Discretionary Director Option or to the exercisability of all or a portion of a Discretionary Director Option. The Committee shall determine whether a Discretionary Director Option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable Director Discretionary Option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. Each Discretionary Director Option shall be exercisable in accordance with Section 2.2(c).

         (c) Termination of Directorship. All of the terms relating to the exercise, cancellation or other disposition of a Discretionary Director Option upon a termination of service as a director of the Company of the recipient of a Discretionary Director Option, whether by reason of Disability, Retirement as a Director, death or any other reason, shall be determined by the Committee.

IV.  GENERAL

4.1    Effective Date and Term of Plan.   This Plan, as amended through April 2,
2002, shall be submitted to the stockholders of the Company for approval and, if approved by the affirmative vote of a majority of the shares of Common
Stock present in person or represented by proxy at the 2002 annual meeting of stockholders, shall become effective as of January 1, 2002. No option may be exercised prior to the date of such stockholder approval. This Plan shall terminate on March 16, 2010, unless terminated earlier by the Board.
Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination.

4.2    Amendments.   The Board may amend this Plan as it shall deem advisable,
subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) and Section 422 of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 4.7), (b) effect any change inconsistent with Section 422 of the Code, (c) extend the term of this Plan or (d) permit the granting of a stock option having a purchase price per share of Common Stock of less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such stock option. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

4.3 Agreement. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

4.4 Non-Transferability. Unless otherwise specified in the Agreement relating to an option, no option hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

4.5    Tax Withholding.   The Company shall have the right to require, prior to
the issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option hereunder. An Agreement may provide that
(i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Company,
(B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common
Stock having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (D) a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

4.6    Restrictions on Shares.    Each option hereunder shall be subject to the
requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise of such option or the delivery of shares thereunder, such option shall not be exercised and such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.
The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

4.7    Adjustment.    In the event of any stock split, stock dividend,
recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the maximum number and class of securities with respect to which options may be granted during any calendar year to any person, the number (including on its date of grant for purposes of determining exercisability pursuant to Section 3.2(b)) and class of securities subject to each outstanding option, the purchase price per security, and the number and class of securities subject to each option to be granted to Non-Employee Directors pursuant to Article III shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or
(b) subject to an option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying
(A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

4.8      Change in Control.

         (a)(1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, all outstanding options shall immediately become exercisable in full and there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made without an increase in the aggregate purchase price or base price.

         (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be canceled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of Common Stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

         (b) "Change in Control" shall mean

         (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act , of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of both (x) 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting Securities held by the Krasny Family (as hereinafter defined); excluding, however, the following: (A) any acquisition directly from the Company or any member of the Krasny Family (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company or from any member of the Krasny Family), (B) any acquisition by the Company , any member of the Krasny Family or any group that includes a member of the Krasny Family, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this Section 4.8(b) shall be satisfied, provided that, for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or any member of the Krasny Family) shall, by reason of an acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of both
(x) 25% or more of the Outstanding Company Voting Securities and (y) combined voting power of the Outstanding Company Voting Securities equal to or in excess of the combined voting power of the Outstanding Company Voting
Securities held by the Krasny Family, and such Person shall, after such acquisition of Outstanding Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

         (2) individuals who, as of the date of approval of this Plan by the stockholders of the Company, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date of approval of this Plan by the stockholders of the Company whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a person or group for the purpose of opposing a solicitation by any other person or group with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed a member of the Incumbent Board;

         (3) consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 50% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, both (x) 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities of such corporation equal to or in excess of the combined voting power of the then outstanding securities of such corporation held by the Krasny Family and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

         (4) consummation of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 50% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Voting Securities immediately prior to such sale or other disposition, (B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, both (x) 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (y) combined voting power of the then outstanding securities thereof equal to or in excess of the combined voting power of the then outstanding securities thereof held by the Krasny Family and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

         (c) "Krasny Family" shall mean Michael P. Krasny, Janet Krasny, any descendant of Michael P. Krasny or Janet Krasny or the spouse of any such descendant (collectively, the "Krasny Family Group"), any trust, partnership or other entity for the benefit of any member of the Krasny Family Group, the estate of any member of the Krasny Family Group or any charitable organization established by any member of the Krasny Family Group. No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

4.9 Rights as Stockholder. No person shall have any rights as a stockholder of the Company with respect to any shares of Common Stock which are subject to an option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

4.10 Designation of Beneficiary. If permitted by the Company, an optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

         Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

         If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

4.12 Governing Law. This Plan, each option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.13 Foreign Employees. Without amending this Plan, the Committee may grant options to eligible persons who are subject to laws of foreign countries or jurisdictions on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

                                    Exhibit B


                          EMPLOYEE STOCK PURCHASE PLAN
                          ----------------------------

              1. Purpose. The purpose of the CDW Computer Centers, Inc. Employee Stock Purchase Plan (the "Plan") is to provide employees of CDW Computer Centers, Inc., an Illinois corporation (the "Company"), and its Subsidiary Companies (as defined below) added incentive to remain employed by such companies and to encourage increased efforts to promote the best interests of such companies by permitting eligible employees to purchase shares of common stock, par value $.01 per share, of the Company ("Common Stock") at below-market prices. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Plan, the term "Subsidiary Companies" shall mean all corporations which are subsidiary corporations (within the meaning of Section 424(f) of the Code) and of which the Company is the common parent. The Company and its Subsidiary Companies that, from time to time, adopt the Plan are sometimes hereinafter called collectively the "Participating Companies."

              2. Eligibility. Participation in the Plan shall be open to each employee of the Participating Companies who has been continuously employed by the Participating Companies for at least 90 consecutive days (an "Eligible Employee").

              No right to purchase Common Stock hereunder shall accrue under the Plan in favor of any person who is not an Eligible Employee as of the first day of a Purchase Period (as defined in Section 3). For purposes of the Plan, the term "employee" shall not include any individual who performs services for any of the Participating Companies, pursuant to an agreement (written or oral) that classifies such individual's relationship with the Participating Company as other than a common law employee of the Participating Company, regardless of whether such individual is at any time determined to be a common law employee of the Participating Company.

              Notwithstanding anything contained in the Plan to the contrary, no Eligible Employee shall acquire a right to purchase Common Stock hereunder if (i) immediately after receiving such right, such employee would own 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Company (including any stock attributable to such employee under section 424(d) of the Code), or (ii) for any calendar year such right would permit such employee's aggregate rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Companies exercisable during such calendar year to accrue at a rate which exceeds $25,000 of fair market value of such stock for such calendar year.

              Further notwithstanding anything contained in the Plan to the contrary, the maximum number of shares that may be bought by any Eligible Employee during any Purchase Period shall not exceed 325, subject to adjustment in the same manner described in Section 12, in the case of the occurrence of any of the events described in Section 12.

              3. Effective Date of Plan; Purchase Periods. The Plan shall become effective on July 1, 2002 or on such later date as may be specified by the Committee (as defined in Section 11). The Plan shall cease to be effective unless, within 12 months before or after the date of its adoption by the Board of Directors of the Company (the "Board"), it has been approved by the shareholders of the Company.

              A "Purchase Period" shall consist of the three month period beginning on the effective date and each three month period beginning three months, six months, nine months and twelve months after the effective date as well as the three month periods beginning on the anniversaries of such three month periods and prior to termination of the Plan.

              4. Basis of Participation. (A) Payroll Deduction. Subject to compliance with applicable rules prescribed by the Committee, each Eligible Employee shall be entitled to enroll in the Plan as of the first day of any Purchase Period which begins on or after such employee has become an Eligible Employee.

              To enroll in the Plan, an Eligible Employee shall make a request to the Company or its designated agent at the time and in the manner specified by the Committee, specifying the amount of payroll deduction to be applied to the compensation paid to the employee by the employee's employer while the employee is a participant in the Plan. The amount of each payroll deduction specified in such request for each such payroll period shall be a whole percentage of a participant's compensation, unless otherwise determined by the Committee to be a whole dollar amount, in either case not to exceed 15%, or such lesser percentage as may be determined by the Committee, of the participant's compensation (before withholding or other deductions) paid to him or her during the Purchase Period by any of the Participating Companies. Subject to compliance with applicable rules prescribed by the Committee, the request shall become effective on the first day of the Purchase Period following the day the Company or its designated agent receives such request.

              Payroll deductions (and any other amount paid under the Plan) shall be made for each participant in accordance with such participant's request until such participant's participation in the Plan terminates, such participant's payroll deductions are suspended, such participant's request is revised or the Plan terminates, all as hereinafter provided.

              A participant may change the amount of his or her payroll deduction effective as of the first day of any Purchase Period by so directing the Company or its designated agent at the time and in the manner specified by the Committee. A participant may not change the amount of his or her payroll deduction effective as of any date other than the first day of a Purchase Period, except that a participant may elect to suspend his or her payroll deduction under the Plan as provided in Section 7.

              Payroll deductions for each participant shall be credited to a purchase account established on behalf of the participant on the books of the participant's employer or such employer's designated agent (a "Purchase Account"). At the end of each Purchase Period, the amount in each participant's Purchase Account will be applied to the purchase of the number of whole shares of Common Stock determined by dividing such amount by the Purchase Price (as defined in Section 5) for such Purchase Period. No interest shall accrue at any time for any amount credited to a Purchase Account of a participant.

              (b) Other Methods of Participation. The Committee may, in its discretion, establish additional procedures whereby Eligible Employees may participate in the Plan by means other than payroll deduction, including, but not limited to, delivery of funds by participants in a lump sum or automatic charges to participants' bank accounts. Such other methods of participating shall be subject to such rules and conditions as the Committee may establish. The Committee may at any time amend, suspend or terminate any participation procedures established pursuant to this paragraph without prior notice to any participant or Eligible Employee.

              5. Purchase Price. The purchase price (the "Purchase Price") per share of Common Stock hereunder for any Purchase Period (as defined in Section
3) shall be the lesser of 85% of the fair market value of a share of Common Stock on the first day of such Purchase Period and 85% of the fair market value of a share of Common Stock on the last day of such Purchase Period. If such sum results in a fraction of one cent, the Purchase Price shall be increased to the next higher full cent. For purposes of the Plan, the fair market value of a share of Common Stock on a given day shall be the closing transaction price of a share of Common Stock as reported on The NASDAQ Stock Market on the date as of which such value is being determined or, if there shall be no reported transactions on such date, on the next preceding date for which a transaction was reported. In no event, however, shall the Purchase Price be less than the par value of a share of Common Stock.

              6. Issuance of Stock. The Common Stock purchased by each participant shall be posted to such participant's Purchase Account as soon as practicable after, and credited to such participant's Purchase Account as of, the last day of each Purchase Period. Except as provided in Section 7 and Section 8, a participant will be issued his or her shares when his or her participation in the Plan is terminated, the Plan is terminated or upon request, but, in the last case, only in denominations of at least 25 shares.

              After the close of each Purchase Period, information will be made available to each participant regarding the entries made to such participant's Purchase Account, the number of shares of Common Stock purchased and the applicable Purchase Price. In the event that the maximum number of shares of Common Stock are purchased by the participant for the Purchase Period and cash remains credited to the participant's Purchase Account, such cash shall be delivered as soon as practicable to such participant. For purposes of the preceding sentence, the maximum number of shares of Common Stock that may be purchased by a participant for a Purchase Period shall be determined under Section 2.

              The Committee may permit or require that shares be deposited directly with a broker designated by the Committee or to a designated agent of the Company, and the Committee may use electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.

              7. Termination of Participation. (a) Suspension of Payroll Deductions. A participant may elect at the time and in the manner specified by the Committee to suspend his or her participation in the Plan, provided such election is received by the Company or its designated agent prior to the date specified by the Committee for suspension of participation with respect to the Purchase Period for which such suspension is to be effective. Upon any suspension of participation, the participant's payroll deductions shall cease, and if the participant elects, the cash credited to such participant's Purchase Account on the date of such suspension shall be delivered as soon as practicable to such participant. If the participant does not elect to receive such cash, such cash shall be applied to the purchase of shares of Common Stock, as described in Sections 4, 5 and 6 hereof. A participant who elects to suspend participation in the Plan shall be permitted to resume participation in the Plan by making a new request to participate at the time and in the manner described in Section 4 hereof.

              (b) Termination of Participation. If the participant dies, terminates employment with the Participating Companies for any reason, or otherwise ceases to be an Eligible Employee, such participant's participation in the Plan shall immediately terminate. Upon such terminating event, the cash credited to such participant's Purchase Account on the date of such termination shall be delivered as soon as practicable to such participant or his or her legal representative, as the case may be, and certificates for the number of full shares of Common Stock held, for his or her benefit and the cash equivalent for any fractional share so held, shall be delivered to the participant or his or her legal representative, as the case may be, as soon as practicable after such termination. Such cash equivalent shall be determined by multiplying the fractional share by the fair market value of a share of Common Stock on the day immediately preceding such election to receive such shares determined as provided in Section 5.

              8. Termination or Amendment of the Plan. The Company, by action of the Board, may terminate the Plan at any time, in which case notice of such termination shall be given to all participants, but any failure to give such notice shall not impair the effectiveness of the termination.

              Without any action being required, the Plan shall terminate in any event when the maximum number of shares of Common Stock to be sold under the Plan (as provided in Section 12) has been purchased. Such termination shall not impair any rights which under the Plan shall have vested on or prior to the date of such termination. If at any time the number of shares of Common Stock remaining available for purchase under the Plan are not sufficient to satisfy all then-outstanding purchase rights, the Board or Committee may determine an equitable basis of apportioning available shares of Common Stock among all participants.

              The Committee may amend the Plan from time to time in any respect for any reason; provided, however, no such amendment shall (a) materially adversely affect any purchase rights outstanding under the Plan with respect to the Purchase Period in which such amendment is to be effected,
(b) increase the maximum number of shares of Common Stock which may be purchased under the Plan, (c) decrease the Purchase Price of a share of Common Stock for any Purchase Period below the lesser of 85% of the fair market value thereof on the first day of such Purchase Period and 85% of such fair market value on the last day of such Purchase Period or (d) adversely affect the qualification of the Plan under section 423 of the Code.

              Upon termination of the Plan, one or more certificates for the number of full shares of Common Stock held for each participant's benefit and the cash equivalent of any fractional share so held, determined as provided in
Section 7 shall be delivered to such participant as soon as practicable after the Plan terminates, and, except as otherwise provided in Section 14, the cash, if any, credited to the such participant's Purchase Account, shall also be distributed to such participant as soon as practicable after the Plan terminates.

              9. Non-Transferability. Rights acquired under the Plan are not transferable and may be exercised only by a participant.

              10. Shareholder's Rights. No Eligible Employee or participant shall by reason of the Plan have any rights of a shareholder of the Company until he or she shall acquire a share of Common Stock as herein provided.

              11. Administration of the Plan. The Plan shall be administered by a committee (the "Committee") designated by the Board. In addition to the power to amend the Plan pursuant to Section 8, the Committee shall have full power and authority to: (i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (ii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (iii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any participant and any other employee of the Company.

         The Plan shall be administered so as to ensure that all participants have the same rights and privileges as are provided by section 423(b)(5) of the Code.

              12. Maximum Number of Shares. The maximum number of shares of Common Stock which may be purchased under the Plan is 500,000, subject to adjustment as hereinafter set forth. Shares of Common Stock sold hereunder may be treasury shares, authorized and unissued shares, shares purchased in the open market (on an exchange or in negotiated transactions) or any combination thereof. If the Company shall, at any time after the effective date of the Plan, change its issued Common Stock into an increased number of shares, with or without par value, through a stock dividend or a stock split, or into a decreased number of shares, with or without par value, through a combination of shares, then, effective with the record date for such change, the maximum number of shares of Common Stock which thereafter may be purchased under the Plan shall be the maximum number of shares which, immediately prior to such record date, remained available for purchase under the Plan proportionately increased, in case of such stock dividend or stock split, or proportionately decreased in case of such combination of shares.

              13. Miscellaneous. Except as otherwise expressly provided herein, (i) any request, election or notice under the Plan from an Eligible Employee or participant shall be transmitted or delivered to the Company or its designated agent and, subject to any limitations specified in the Plan, shall be effective when so delivered and (ii) any request, notice or other communication from the Company or its designated agent that is transmitted or delivered to Eligible Employees or participants shall be effective when so transmitted or delivered. The Plan, and the Company's obligation to sell and deliver shares of Common Stock hereunder, shall be subject to all applicable federal and state laws, rules and regulations, and to such approval by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

              14. Change in Control. In the event of any Change in Control of the Company, as defined below, the then current Purchase Period shall thereupon end, the Committee, in its sole discretion, shall either direct that the cash credited to all participants' Purchase Accounts be applied to purchase shares pursuant to Sections 4, 5 and 6 or that such cash be returned to participants and the Plan shall immediately thereafter terminate. For purposes of this Section 14, "Change in Control" shall have the same meaning as the definition of "Change in Control" set forth in the CDW 2000 Incentive Stock Option Plan, as amended from time to time, or any successor plan thereto.

CDW                                             VOTE BY INTERNET - www.proxyvote.com
C/O AMERICAN STOCK TRANSFER AND TRUST           Use the Internet to transmit your voting instructions
59 MAIDEN LANE                                  and for electronic delivery of information up until 11:59
NEW YORK, NY 10038                              P.M. Eastern Time the day before the cut-off date or
                                                meeting date. Have your proxy card in hand when you
                                                access the web site. You will be prompted to enter
                                                your 12-digit Control Number which is located below
                                                to obtain your records and to create an electronic voting
                                                instruction form.

                                                VOTE BY PHONE - 1-800-690-6903
                                                Use any touch-tone telephone to transmit your voting
                                                instructions up until 11:59 P.M. Eastern Time the day
                                                before the cut-off date or meeting date. Have your proxy
                                                card in hand when you call. You will be prompted to
                                                enter your 12-digit Control Number which is located
                                                below and then follow the simple instructions the Vote
                                                Voice provides you.

                                                VOTE BY MAIL
                                                Mark, sign, and date your proxy card and return it in the
                                                postage-paid envelope we have provided or return it to
                                                CDW Computer Centers, Inc., c/o ADP, 51 Mercedes
                                                Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             CDWCC1                  KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - -
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.    DETACH AND RETURN THIS PORTION ONLY

------------------------------------------------------------------------------------------------------------------------------------
CDW COMPUTER CENTERS, INC.

 DIRECTORS
 ---------
 Directors recommend: A vote for election of the following nominees:                              To withhold authority to vote,
                                                                         For  Withhold  For All   mark "For All Except" and write
 1. 01-Michelle L. Collins, 02-Casey G. Cowell, 03-John A. Edwardson,    All    All      Except   the nominee's number on the line
    04-Daniel S. Goldin, 05-Donald P. Jacobs, 06-Daniel B. Kass,         [ ]    [ ]       [ ]     below.
    07-Michael P. Krasny, 08-Terry L. Lengfelder, 09-Brian E. Williams,
    10-Gregory C. Zeman                                                                           ---------------------------------


 PROPOSALS
 ---------
                                                                                                         For    Against   Abstain

 2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of CDW    [ ]      [ ]       [ ]

 3. Approval and ratification of the amendment to the CDW 2000 Incentive Stock Option Plan               [ ]      [ ]       [ ]

 4. Approval and ratification of the CDW Employee Stock Purchase Plan                                    [ ]      [ ]       [ ]

*NOTE* Such other business as may properly come before the meeting or any adjournment thereof


----------------------------------------------                          --------------------------------------------

----------------------------------------------                          --------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]        Date                          Signature (Joint Owners)                Date



------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            CDW COMPUTER CENTERS,INC.
                  Annual Meeting of Stockholders - May 22, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) of CDW Computer Centers, Inc., an Illinois Corporation, hereby acknowledge(s) receipt of the Joint Proxy Statement/Prospectus dated April 12, 2002, and hereby appoint(s) Barbara A. Klein and Christine A. Leahy and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned at the Annual Meeting of Stockholders of CDW Computer Centers, Inc., to be held May 22, 2002 at 6:00 p.m., Central Daylight Time, at 26125 North Riverwoods Drive, Mettawa, Illinois 60045, and at any adjournment or adjournments thereof, and to vote (including cumulatively, if required) all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side.

  PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

          (Continued, and to be signed and dated, on the reverse side.)

--------------------------------------------------------------------------------